UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund: BlackRock Large Cap Series Funds, Inc.

BlackRock Event Driven Equity Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Large Cap Value Retirement Portfolio

Master Large Cap Series LLC

Master Large Cap Core Portfolio

Master Large Cap Growth Portfolio

Master Large Cap Value Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2016

Date of reporting period: 03/31/2016

Item 1 –	Report to Stockholders

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Event Driven Equity Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016

Investment Objective

BlackRock Event Driven Equity Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the Russell 1000® Index, and outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s tactical beta management (managing the Fund with a consideration of market movements), contributed to performance in October. In November, the Fund’s beta was tactically flattened, which protected the Fund from the extreme volatility markets experienced during the rest of the period. In addition, several positions in “hard catalysts” situations, (e.g., publicly announced transactions or restructurings) contributed to performance. Top contributors included the mergers of Time Warner Cable Inc. and Charter Communications Inc., BG Group PLC and Royal Dutch Shell PLC, Avago Technologies Ltd. with Broadcom Corp., and acquisition of Precision Castparts Corp. by Berkshire Hathaway Inc.

•

Key detractors from the Fund’s performance over the period included hard catalyst positioning in the Pfizer, Inc./Allergan, Inc., Abbott/Alere, Inc. and Western Digital Corp./SanDisk Corp. mergers. A “soft catalyst” investment (e.g., when companies undergo meaningful corporate events expected to change their share prices) in Williams Companies, Inc. also detracted from returns in sympathy with the selloff in the commodities sector, as did cross-capital structure positioning in YRC Worldwide Inc.

Describe recent portfolio activity.

•	During the reporting period, the Fund tactically flattened its directional market exposure, reducing beta from 0.35 to the S&P 500 as of September 30, 2015 to 0.11 as of March 31, 2016.
•

Additionally, the Fund increased exposure to several high-conviction, short duration investments, which resulted in a peak gross exposure of approximately 250% in December. As these short duration investments played out successfully, the portfolio’s gross exposure naturally decreased, and the Fund concluded the period with a gross exposure of 150%.

•

The Fund held derivatives during the period as part of its investment strategy. Specifically, single equity total return swaps are used by the portfolio management team as the primary instrument to gain exposure to merger arbitrage situations. As a result, cash and cash equivalents are not representative of unencumbered cash, and the portfolio is fully invested with a gross exposure of 150% as of March 31, 2016.

Describe portfolio positioning at period end.

•

At period end, the Fund was comprised of 56 investments spanning the spectrum of corporate events from “hard” catalysts (e.g. publically announced transactions or restructurings) to “soft” catalysts (e.g., companies undergoing meaningful corporate events expected to change their share prices). Given the current robust opportunity set in mergers and acquisitions, the Fund is invested predominantly in hard catalyst situations with soft catalyst positions and performing credit investments rounding out the portfolio. The Fund’s exposure was concentrated in the United States, with 86% of exposure in North America, 13% in developed Europe, and 1% in developed Asia. The Fund was diversified across sectors and market capitalizations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

	Percent of Total Investments[1]
Sector Allocation	Long	Short	Total
Information Technology	17%	5%	22%
Health Care	11	10	21
Consumer Discretionary	10	4	14
Financials	7	4	11
Energy	7	4	11
Consumer Staples	8	—[2]	8
Materials	5	—[2]	5
Pharmaceuticals	5	—	5
Industrials	2	—[2]	2
Telecommunication Services	1	—	1
Total	73%	27%	100%

[1]	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the fund and exclude short-term securities.

[2]	Amount is less than 1%.

4	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015, are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Plus Fund.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[2,6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.59%	2.32%	N/A	9.65%	N/A	5.88%	N/A
Investor A	5.54	2.09	(3.27)%	9.36	8.19%	5.58	4.90%
Investor C	5.13	1.41	0.86	8.57	8.57	4.82	4.82
Russell 1000® Index	7.75	0.50	N/A	11.35	N/A	6.71	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.10	0.12	N/A	0.08	N/A	0.35	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights on pages 18-20.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	5

About Fund Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual				Hypothetical[3]
			Expenses Paid During the Period			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Including Interest Expense[1]	Excluding Interest Expense[2]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[1]	Ending Account Value March 31, 2016	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,055.90	$ 7.14	$ 7.09	$1,000.00	$1,018.05	$ 7.01	$1,018.10	$ 6.96
Investor A	$1,000.00	$1,055.40	$ 8.53	$ 8.48	$1,000.00	$1,016.70	$ 8.37	$1,016.75	$ 8.32
Investor C	$1,000.00	$1,051.30	$12.26	$12.26	$1,000.00	$1,013.05	$12.03	$1,013.05	$12.03

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.39% for Institutional, 1.66% for Investor A, and 2.39% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.38% for Institutional, 1.65% for Investor A, and 2.39% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” above for further information on how expenses were calculated.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	7

Schedule of Investments March 31, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Banks — 0.2%
Valley National Bancorp		15,000	$143,100
Chemicals — 0.0%
Olin Corp.		1,197	20,792
Food Products — 0.2%
Kraft Heinz Co.		1,800	141,408
Health Care Equipment & Supplies — 0.3%
Cooper Cos., Inc.		850	130,875
Zimmer Biomet Holdings, Inc.		1,300	138,619

			269,494
Health Care Providers & Services — 0.3%
Aetna, Inc.		228	25,616
Anthem, Inc.		166	23,072
Brookdale Senior Living, Inc. (a)		4,390	69,713
Cigna Corp.		1,500	205,860

			324,261
Industrial Conglomerates — 0.2%
Danaher Corp.		1,800	170,748
Oil, Gas & Consumable Fuels — 0.0%
Williams Cos., Inc.		2,900	46,603
Pharmaceuticals — 0.3%
Pfizer, Inc.		8,500	251,940
Real Estate Investment Trusts (REITs) — 0.2%
VEREIT, Inc.		17,000	150,790
Total Common Stocks — 1.7%			1,519,136

Corporate Bonds		Par (000)
Diversified Financial Services — 0.5%
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)	$	454	456,270
Hotels, Restaurants & Leisure — 0.5%
Station Casinos LLC, 7.50%, 3/01/21		466	493,378
Media — 2.2%
Neptune Finco Corp., 10.88%, 10/15/25 (b)		1,380	1,500,060
Univision Communications, Inc., 8.50%, 5/15/21 (b)		470	479,400

			1,979,460
Oil, Gas & Consumable Fuels — 0.6%
Williams Cos., Inc., 4.55%, 6/24/24		750	570,000
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (b)		375	288,750
Total Corporate Bonds — 4.1%			3,787,858

Floating Rate Loan Interests (c)	Par (000)	Value
Wireless Telecommunication Services — 0.5%
nTelos, Inc., Term B Advance, 5.75%, 11/09/19	$496	$492,423
Total Floating Rate Loan Interests — 0.5%		492,423
Total Long-Term Investments (Cost — $6,044,788) — 6.3%		5,799,417

Short-Term Securities
Borrowed Bond Agreements — 0.4% (d)
Citigroup Global Markets, Inc., 0.00%, Open (e) (Purchased on 3/10/16 to be repurchased at $367,031, collateralized by Valeant Pharmaceuticals International, Inc., 6.75% due at 8/15/18, par and fair value of USD 375,000 and $340,313, respectively)	367	367,031

	Shares
Money Market Funds — 92.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (f)(g)	85,456,337	85,456,337
Total Short-Term Securities (Cost — $85,823,368) — 92.8%		85,823,368
Total Investments Before Borrowed Bonds (Cost — $91,868,156) — 99.1%		91,622,785

Borrowed Bonds	Par (000)
Corporate Bonds — (0.4)%
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18	$375	(340,313)
Total Borrowed Bonds (Proceeds — $363,964) — (0.4)%		(340,313)
Total Investments, Net of Borrowed Bonds — 98.7%		91,282,472
Other Assets in Excess of Liabilities — 1.3%		1,186,049

Net Assets — 100.0%		$92,468,521

Portfolio Abbreviations
ADR	American Depositary Receipt	GBP	British Pound	S&P	Standard & Poor’s
ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
EUR	Euro	OTC	Over-the-Counter	USD	U.S. Dollar

See Notes to Financial Statements.

8	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Schedule of Investments (continued)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate as of period end.

(d)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(e)	The amount to be repurchased assumes the maturity will be the day after the period end.

(f)	During the six months ended March 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at March 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	14,378,507	71,077,830	85,456,337	$74,565	$985

(g)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	9

Schedule of Investments (continued)

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Depreciation
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	$850	$(5,515)

OTC Total Return Swaps1

Reference Entity	Counterparty	Expiration Dates	Net Notional	Unrealized Appreciation (Depreciation)	Net Value of Reference Entity
Equity Securities Long/Short:	Citibank N.A.	5/09/16-8/17/16	$ 5,105,748	$92,377[2]	$ 5,159,431
	Citibank N.A.	6/06/16	$ (728,474)	(13,543)[3]	(727,560)
	Goldman Sachs & Co.	3/02/17-10/05/17	$ 5,686,044	84,154[4]	5,757,156
	Goldman Sachs & Co.	3/02/17	$ (654)	272[5]	(398)
	Morgan Stanley & Co. International PLC	6/07/17-5/17/18	$43,815,034	1,419,957[6]	45,318,332
	Morgan Stanley & Co. International PLC	6/01/18-7/11/18	$ 821,332	(26,405)[7]	794,572
				$1,556,812	$56,301,533

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-270 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Euro OverNight Index Average
Garban Intercapital Federal Funds Rate Open
Intercontinental Exchange LIBOR:
EUR 1 Week
GBP 1 Week
USD 1 Month
U.S. Federal Funds Rate

[2]	Amount includes $38,694 of net dividends and financing fees.

[3]	Amount includes $(14,457) of net dividends and financing fees.

[4]	Amount includes $13,042 of net dividends and financing fees.

[5]	Amount includes $16 of net dividends and financing fees.

[6]	Amount includes $(83,341) of net dividends and financing fees.

[7]	Amount includes $355 of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, expiration dates 5/09/16-8/17/16:

	Shares	Value
Reference Entity — Long
Airgas, Inc.	7,454	$1,055,784
Alere, Inc.	25,823	1,306,902
Baxalta, Inc.	83	3,353
Cameron International Corp.	250	16,763
Humana, Inc.	192	35,126
KLA-Tencor Corp.	16,650	1,212,287
National Penn Bancshares, Inc.	236,523	2,706,166
NTELOS Holdings Corp.	13,309	122,443
Office Depot, Inc.	15,000	106,500
SABMiller PLC	2,831	172,911
SanDisk Corp.	2,284	173,767
Time Warner Cable, Inc.	2,000	409,240

	Shares	Value
TNT Express NV	53,212	$477,389
Total Reference Entity — Long		7,798,631

Reference Entity — Short
Aetna, Inc.	(161)	(18,088)
BB&T Corp.	(50,855)	(1,691,946)
Centene Corp.	(1)	(63)
Charter Communications, Inc., Class A	(929)	(188,057)
Lam Research Corp.	(8,325)	(687,645)
Schlumberger Ltd.	(179)	(13,201)
Shire PLC — ADR	(12)	(2,063)
Staples, Inc.	(3,282)	(36,200)
Western Digital Corp.	(41)	(1,937)
Total Reference Entity — Short		(2,639,200)
Net Value of Reference Entity — Citibank N.A.		$5,159,431

See Notes to Financial Statements.

10	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Schedule of Investments (continued)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, expiration date 6/06/16:

	Shares	Value
Reference Entity — Short
Abbott Laboratories	(529)	$ (22,128)
Bank of America Corp.	(1,631)	(22,051)
Campbell Soup Co.	(1,439)	(91,794)
Consumer Staples Select Sector SPDR Fund	(1,407)	(74,641)
Energy Select Sector SPDR Fund	(963)	(59,629)
Industrial Select Sector SPDR Fund	(751)	(41,658)
iShares U.S. Real Estate ETF	(29)	(2,258)
Johnson & Johnson	(657)	(71,087)
JPMorgan Chase & Co.	(409)	(24,221)
Merck & Co., Inc.	(687)	(36,349)
Mettler-Toledo International, Inc.	(126)	(43,440)
SPDR S&P 500 ETF Trust	(703)	(144,509)
SPDR S&P Regional Banking ETF	(645)	(24,278)
Stryker Corp.	(268)	(28,754)
Waters Corp.	(309)	(40,763)
Total Reference Entity — Short		(727,560)
Net Value of Reference Entity — Citibank N.A.		$(727,560)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs & Co., as of period end, expiration dates 3/02/17-10/05/17:

	Shares	Value
Reference Entity — Long
Airgas, Inc.	8,072	$1,143,318
Alere, Inc.	3,085	156,132
Atmel Corp.	232,902	1,891,164
Baxalta, Inc.	674	27,230
Checkpoint Systems, Inc.	7,895	79,897
Fidelity & Guaranty Life	7,199	188,902
Newport Corp.	18,627	428,421
Rite Aid Corp.	107,394	875,261
Rouse Properties, Inc.	476	8,749
SABMiller PLC	7,607	464,618
TNT Express NV	9,361	83,982
Youku Tudou, Inc. — ADR	15,521	426,672
Total Reference Entity — Long		5,774,346

Reference Entity — Short
Shire PLC — ADR	(100)	(17,190)
Net Value of Reference Entity — Goldman Sachs & Co.		$5,757,156

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs & Co., as of period end, expiration date 3/02/17:

	Shares	Value
Reference Entity — Long
Valley National Bancorp	100	$954

Reference Entity — Short
Bank of America Corp.	(100)	(1,352)
Net Value of Reference Entity — Goldman Sachs & Co.		$(398)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, expiration dates 6/07/17-5/17/18:

	Shares	Value
Reference Entity — Long
Airgas, Inc.	33,690	$4,771,852
Alere, Inc.	9,374	474,418
Allergan plc	23,161	6,207,843
Anchor BanCorp Wisconsin, Inc.	29,355	1,322,736
Atmel Corp.	210,099	1,706,004
Avenue Financial Holdings Inc.	1,096	21,230
Baxalta, Inc.	71,005	2,868,602
Cablevision Systems Corp., Class A	19,000	627,000
Cameron International Corp.	93,465	6,266,828
Cigna Corp.	24,030	3,297,877
Columbia Pipeline Group, Inc.	81,952	2,056,995
EMC Corp.	220,612	5,879,310
Fidelity & Guaranty Life	25,797	676,913
First Niagara Financial Group, Inc.	181,358	1,755,545
FirstMerit Corp.	31,412	661,223
Heartland Payment Systems, Inc.	50,446	4,871,570
Humana, Inc.	24,659	4,511,364
Jarden Corp.	29,440	1,735,488
Journal Media Group, Inc.	9,324	111,515
KLA-Tencor Corp.	38,969	2,837,333
National Penn Bancshares, Inc.	78,242	895,202
Newport Corp.	107	2,461
Office Depot, Inc.	30,665	217,722
PowerSecure International, Inc.	25,703	480,389
Rite Aid Corp.	268,618	2,189,237
SABMiller PLC	118,391	7,231,045
SanDisk Corp.	49,253	3,747,168
Syngenta AG	4,011	332,191
Time Warner Cable, Inc.	41,740	8,540,839
TNT Express NV	203,488	1,825,584
Youku Tudou, Inc. — ADR	27,146	746,244
Total Reference Entity — Long		78,869,728

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	11

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Short
Aetna, Inc.	(20,652)	$ (2,320,252)
Anthem, Inc.	(12,380)	(1,720,696)
BB&T Corp.	(16,190)	(538,641)
Centene Corp.	(1)	(62)
Charter Communications, Inc., Class A	(22,253)	(4,504,675)
Global Payments, Inc.	(33,735)	(2,202,896)
Huntington Bancshares, Inc.	(54,029)	(515,437)
KeyCorp	(123,345)	(1,361,729)
Lam Research Corp.	(19,477)	(1,608,800)
Microchip Technology, Inc.	(9,495)	(457,659)
Newell Rubbermaid, Inc.	(25,377)	(1,123,947)
Old National Bancorp	(60,874)	(742,054)
Pfizer, Inc.	(261,724)	(7,757,499)
Pinnacle Financial Partners, Inc.	(394)	(19,330)
Schlumberger Ltd.	(66,920)	(4,935,350)
Shire PLC — ADR	(10,524)	(1,809,076)
Staples, Inc.	(6,624)	(73,063)
VMware, Inc., Class A	(24,489)	(1,281,020)
Western Digital Corp.	(12,261)	(579,210)
Total Reference Entity — Short		(33,551,396)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$45,318,332

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, expiration dates 6/01/18-7/11/18:

	Shares	Value
Reference Entity — Long
Humana, Inc.	4,600	$841,570

Reference Entity — Short
Citigroup, Inc.	(496)	(20,708)
Dow Chemical Co.	(86)	(4,374)
Eastman Chemical Co.	(52)	(3,756)
EI du Pont de Nemours & Co.	(48)	(3,039)
Materials Select Sector SPDR Fund	(293)	(13,129)
Westlake Chemical Corp.	(43)	(1,992)
Total Reference Entity — Short		(46,998)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$794,572

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Assets — Derivative Financial Instruments
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	$1,596,760	—	—	—	$1,596,760

Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	$ 39,948	—	—	—	$ 39,948
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$5,515	—	—	—		5,515

Total		—	$5,515	$ 39,948	—	—		$ 45,463

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

12	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Schedule of Investments (continued)

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) from:
Swaps	—	$(20,958)	$1,623,474	—	—	—	$1,602,516

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	—	$ (5,515)	$1,663,051	—	—	—	$1,657,536

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Credit default swaps:
Average notional value — buy protection							$ 545,000
Total return swaps:
Average notional value							$65,914,913

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Swaps — Centrally cleared	—	$ 2,240
Swaps — OTC[1]	$1,596,760	39,948

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,240)

Total derivative assets and liabilities subject to an MNA	$1,596,760	$39,948

[1]	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Citibank N.A.	$ 92,377	$(13,543)	—	—	$ 78,834
Goldman Sachs & Co.	84,426	—	—	—	84,426
Morgan Stanley & Co. International PLC	1,419,957	(26,405)	—	$(1,393,552)	—
Total	$1,596,760	$(39,948)	—	$(1,393,552)	$163,260

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citibank N.A.	$13,543	$(13,543)	—	—	—
Morgan Stanley & Co. International PLC	26,405	(26,405)	—	—	—
Total	$39,948	$(39,948)	—	—	—

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	13

Schedule of Investments (concluded)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,519,136	—	—	$1,519,136
Corporate Bonds[1]	—	$3,787,858	—	3,787,858
Floating Rate Loan Interests	—	—	$492,423	492,423
Short-Term Securities:
Borrowed Bond Agreements	—	367,031	—	367,031
Money Market Funds	85,456,337	—	—	85,456,337
Liabilities:
Investments:
Borrowed Bonds	—	(340,313)	—	(340,313)

Total	$86,975,473	$3,814,576	$492,423	$91,282,472

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity contracts	—	$1,596,760	—	$1,596,760
Liabilities:
Credit contracts	—	(5,515)	—	(5,515)
Equity contracts	—	(39,948)	—	(39,948)

Total	—	$1,551,297	—	$1,551,297

[1] Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$91,299	—	—	$91,299
Cash pledged for centrally cleared swaps	39,000	—	—	39,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(2,050,000)	—	(2,050,000)

Total	$130,299	$(2,050,000)	—	$(1,919,701)

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

14	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Statement of Assets and Liabilities

March 31, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $6,411,819)	$6,166,448
Investments at value — affiliated (cost — $85,456,337)	85,456,337
Cash	91,299
Cash pledged for centrally cleared swaps	39,000
Receivables:
Swaps	497,312
Capital shares sold	1,218,243
Dividends — affiliated	27,316
Dividends — unaffiliated	5,683
Interest	113,978
From the Manager	6,661
Unrealized appreciation on OTC swaps	1,596,760
Prepaid expenses	33,625

Total assets	95,252,662

Liabilities
Cash received as collateral for OTC derivatives	2,050,000
Borrowed bonds at value (proceeds — $363,964)	340,313
Payables:
Capital shares redeemed	227,243
Interest expense	3,280
Investment advisory fees	78,928
Officer’s and Directors’ fees	1,584
Other accrued expenses	30,857
Other affiliates	85
Service and distribution fees	9,663
Variation margin on centrally cleared swaps	2,240
Unrealized depreciation on OTC swaps	39,948

Total liabilities	2,784,141

Net Assets	$92,468,521

Net Assets Consist of
Paid-in capital	$90,752,488
Accumulated net investment loss	(260,866)
Undistributed net realized gain	647,318
Net unrealized appreciation (depreciation)	1,329,581

Net Assets	$92,468,521

Net Asset Value
Institutional — Based on net assets of $62,955,083 and 7,123,095 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$8.84

Investor A — Based on net assets of $22,614,369 and 2,652,157 shares outstanding, 300,000,000 number of shares authorized, $0.10 par value	$8.53

Investor C — Based on net assets of $6,899,069 and 889,590 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$7.76

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	15

Statement of Operations

Six Months Ended March 31, 2016 (Unaudited)

Investment Income
Interest	$111,437
Dividends — affiliated	74,565
Dividends — unaffiliated	30,914

Total income	216,916

Expenses
Investment advisory	317,368
Service and distribution — class specific	46,277
Professional	36,873
Registration	23,345
Transfer agent — class specific	19,719
Printing	14,258
Custodian	6,457
Accounting services	5,302
Officer and Directors	3,462
Miscellaneous	9,816

Total expenses excluding interest expense	482,877
Interest expense	1,241

Total expenses	484,118
Less:
Fees waived and/or reimbursed by the Manager	(51,229)
Transfer agent fees reimbursed — class specific	(17,888)

Total expenses after fees waived and/or reimbursed	415,001

Net investment loss	(198,085)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(444,210)
Capital gain distributions received from affiliated investment companies	985
Foreign currency transactions	(1,625)
Swaps	1,602,516
Short sales	(3,615)

1,154,051

Net change in unrealized appreciation (depreciation) on:
Investments	415,455
Foreign currency translations	(728)
Swaps	1,657,536
Borrowed bonds	23,651

2,095,914

Total realized and unrealized gain	3,249,965

Net Increase in Net Assets Resulting from Operations	$3,051,880

See Notes to Financial Statements.

16	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment loss	$ (198,085)	$ (194,145)
Net realized gain	1,154,051	13,263,505
Net change in unrealized appreciation (depreciation)	2,095,914	(12,020,251)

Net increase in net assets resulting from operations	3,051,880	1,049,109

Distributions to Shareholders[1]
From net realized gain:
Institutional	(485,623)	(4,466,424)
Investor A	(672,433)	(4,742,732)
Investor C	(427,844)	(2,999,469)

Decrease in net assets resulting from distributions to shareholders	(1,585,900)	(12,208,625)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	66,618,381	173,294

Net Assets
Total increase (decrease) in net assets	68,084,361	(10,986,222)
Beginning of period	24,384,160	35,370,382

End of period	$92,468,521	$24,384,160

Accumulated net investment loss, end of period	$ (260,866)	$ (62,781)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	17

Financial Highlights

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$8.94	$14.55	$12.48	$10.58	$8.11	$7.98

Net investment income (loss)[1]	(0.03)	(0.04)	(0.01)	0.01	0.03	(0.03)
Net realized and unrealized gain	0.51	0.60	2.08	1.90	2.44	0.16

Net increase from investment operations	0.48	0.56	2.07	1.91	2.47	0.13

Distributions:[2]
From net investment income	—	—	—	(0.01)	—	—
From net realized gain	(0.58)	(6.17)	—	—	—	—

Total distributions	(0.58)	(6.17)	—	(0.01)	—	—

Net asset value, end of period	$8.84	$8.94	$14.55	$12.48	$10.58	$8.11

Total Return[3]
Based on net asset value	5.59%[4]	2.28%	16.59%	18.03%	30.46%	1.63%

Ratios to Average Net Assets[5]
Total expenses	1.60%[6]	2.54%	2.35%	2.41%	2.51%	2.56%

Total expenses after fees waived and/or reimbursed	1.39%[6]	1.89%	2.08%	2.12%	2.25%	2.08%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.39%[6]	1.65%	1.66%	1.72%	1.86%	1.72%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.38%[6]	1.38%	1.38%	1.41%	1.50%	1.50%

Net investment income (loss)	(0.63)%[6]	(0.26)%	(0.05)%	0.07%	0.29%	(0.29)%

Supplemental Data
Net assets, end of period (000)	$62,955	$8,077	$15,497	$15,373	$12,050	$16,688

Portfolio turnover rate	58%[7]	81%[7]	44%	65%	172%	126%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.14%	0.04%	—	—	—	—

[6]	Annualized.

[7]	Excludes underlying investments in total return swaps.

See Notes to Financial Statements.

18	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Financial Highlights (continued)

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$8.65	$14.31	$12.30	$10.46	$8.04	$7.93

Net investment loss[1]	(0.03)	(0.07)	(0.04)	(0.03)	(0.00)[2]	(0.05)
Net realized and unrealized gain	0.49	0.58	2.05	1.87	2.42	0.16

Net increase from investment operations	0.46	0.51	2.01	1.84	2.42	0.11

Distributions from net realized gain[3]	(0.58)	(6.17)	—	—	—	—

Net asset value, end of period	$8.53	$8.65	$14.31	$12.30	$10.46	$8.04

Total Return[4]
Based on net asset value	5.54%[5]	1.91%	16.34%	17.59%	30.10%	1.39%

Ratios to Average Net Assets[6]
Total expenses	1.99%[7]	2.85%	2.64%	2.65%	2.79%	2.90%

Total expenses after fees waived and/or reimbursed	1.66%[7]	2.12%	2.35%	2.42%	2.59%	2.36%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.66%[7]	1.90%	1.93%	2.02%	2.19%	2.00%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.65%[7]	1.65%	1.65%	1.71%	1.80%	1.79%

Net investment loss	(0.73)%[7]	(0.55)%	(0.32)%	(0.24)%	(0.02)%	(0.54)%

Supplemental Data
Net assets, end of period (000)	$22,614	$10,143	$12,238	$17,792	$15,935	$10,749

Portfolio turnover rate	58%[8]	81%[8]	44%	65%	172%	126%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.14%	0.04%	—	—	—	—

[7]	Annualized.

[8]	Excludes underlying investments in total return swaps.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	19

Financial Highlights (concluded)

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.94	$13.70	$11.87	$10.16	$7.87	$7.82

Net investment loss[1]	(0.06)	(0.16)	(0.14)	(0.10)	(0.07)	(0.10)
Net realized and unrealized gain	0.46	0.57	1.97	1.81	2.36	0.15

Net increase from investment operations	0.40	0.41	1.83	1.71	2.29	0.05

Distributions from net realized gain[2]	(0.58)	(6.17)	—	—	—	—

Net asset value, end of period	$7.76	$7.94	$13.70	$11.87	$10.16	$7.87

Total Return[3]
Based on net asset value	5.27%[4]	1.16%	15.42%	16.83%	29.10%	0.64%

Ratios to Average Net Assets[5]
Total expenses	2.81%[6]	3.61%	3.44%	3.46%	3.57%	3.83%

Total expenses after fees waived and/or reimbursed	2.39%[6]	2.86%	3.09%	3.14%	3.28%	3.04%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	2.39%[6]	2.64%	2.67%	2.74%	2.88%	2.70%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	2.39%[6]	2.39%	2.39%	2.43%	2.50%	2.50%

Net investment loss	(1.43)%[6]	(1.28)%	(1.06)%	(0.95)%	(0.70)%	(1.13)%

Supplemental Data
Net assets, end of period (000)	$6,899	$6,165	$7,636	$7,133	$6,587	$6,586

Portfolio turnover rate	58%[7]	81%[7]	44%	65%	172%	126%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.14%	0.04%	—	—	—	—

[6]	Annualized.

[7]	Excludes underlying investments in total return swaps.

See Notes to Financial Statements.

20	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), The Corporation is registered as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (the “Fund”) is a series of the Corporation, although the Fund may invest in companies with any capitalization.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	21

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

22	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	23

Notes to Financial Statements (continued)

rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Borrowed bond agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Borrowed Bonds at Value including Accrued Interest[2]	Net Exposure Due (to)/from Counterparty[3]
Citigroup Global Markets, Inc.	$367,031	$(343,593)	$23,438

[1]	Included in Investments at value-unaffiliated in the Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $3,280 which is included in interest expense payable in the Statement of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

24	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Notes to Financial Statements (continued)

When the Fund enters into an MRA and an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales Transactions: In short sale transaction, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	25

Notes to Financial Statements (continued)

the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty and its hedge. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by

26	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Notes to Financial Statements (continued)

the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.20%
$1 Billion - $3 Billion	1.13%
$3 Billion - $5 Billion	1.08%
$5 Billion - $10 Billion	1.04%
Greater than $10 Billion	1.02%

Service and Distribution Fees

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$15,289	$30,988	$46,277

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	27

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$74	$505	$317	$896

For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$8,839	$6,363	$4,517	$19,719

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $7,506.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.38%
Investor A	1.65%
Investor C	2.39%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to February 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2016, the Manager waived and/or reimbursed $35,047, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended March 31, 2016, the Manager waived $16,182.

Class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Transfer Agent Fees Reimbursed	$8,815	$4,897	$4,176	$17,888

For the year ended March 31, 2016, the Fund reimbursed the Manager $160 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Directors

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments, excluding short-term securities, were $3,327,897 and $7,461,265, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

28	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$92,374,886

Gross unrealized appreciation	$69,603
Gross unrealized depreciation	(821,704)

Net unrealized depreciation	$(752,101)

9. Bank Borrowings:

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	29

Notes to Financial Statements (concluded)

in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,258,545	$89,888,185	171,335	$2,113,588
Shares issued in reinvestment of distributions	51,880	441,493	406,878	3,887,858
Shares redeemed	(4,091,051)	(37,121,928)	(739,271)	(9,548,210)

Net increase (decrease)	6,219,374	$53,207,750	(161,058)	$(3,546,764)

Investor A
Shares sold	1,760,979	$14,953,841	139,549	$1,719,286
Shares issued in reinvestment of distributions.	80,512	661,808	498,574	4,589,574
Shares redeemed	(361,666)	(3,077,423)	(321,075)	(3,968,918)

Net increase	1,479,825	$12,538,226	317,048	$2,339,942

Investor C
Shares sold	262,787	$2,048,071	102,680	$1,233,551
Shares issued in reinvestment of distributions	54,311	406,786	333,640	2,834,161
Shares redeemed	(203,423)	(1,582,452)	(217,567)	(2,687,596)

Net increase	113,675	$872,405	218,753	$1,380,116

Total Net Increase	7,812,874	$66,618,381	374,743	$173,294

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

30	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Officers and Directors

Rodney D. Johnson, Chair of the Board and Director

David O. Beim, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Dr. Matina S. Horner, Director

Cynthia A. Montgomery, Director

Barbara G. Novick, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Directors of the Corporation.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Director of the Corporation.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Directors of the Corporation.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	31

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Directors of the Fund.

		Votes For	Votes Withheld
Approved the Directors* as follows:	David O. Beim	182,295,055	4,705,082
	Susan J. Carter	182,374,899	4,625,239
	Collette Chilton	182,289,972	4,710,165
	Neil A. Cotty	182,342,617	4,657,520
	Matina S. Horner	182,145,461	4,854,677
	Rodney D. Johnson	182,472,005	4,528,132
	Cynthia A. Montgomery	182,341,806	4,658,331
	Joseph P. Platt	182,358,309	4,641,828
	Robert C. Robb, Jr.	182,042,647	4,957,490
	Mark Stalnecker	182,548,344	4,451,793
	Kenneth L. Urish	182,561,485	4,438,652
	Claire A. Walton	182,541,376	4,458,761
	Frederick W. Winter	182,469,013	4,531,124
	Barbara G. Novick	182,356,291	4,643,846
	John M. Perlowski	182,441,208	4,558,930

*	Denotes Fund-wide proposal and voting results.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

32	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2016	33

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDE-3/16-SAR

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Large Cap Series Funds, Inc.

▶   BlackRock Large Cap Core Fund

▶   BlackRock Large Cap Growth Fund

▶   BlackRock Large Cap Value Fund

▶   BlackRock Large Cap Value Retirement Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016	BlackRock Large Cap Core Fund

Investment Objective

BlackRock Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund, through its investment in Master Large Cap Core Portfolio (the “Portfolio”), underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

At the sector level, financials was the prime detractor from performance due to weakness among bank holdings, including Bank of America Corp. and Citigroup Inc. The underperformance of banks can be attributed to dual concerns presented by the sharp declines in energy/commodity prices: 1) that low energy/commodity prices will weigh further on inflation expectations, limiting future Fed rate hikes and the associated benefit to net interest income; and 2) the credit implications of sustained low commodities prices on bank loans to the energy, materials and industrials industries. Besides energy fears, market volatility and uncertainty led to a sharp slowdown in mergers & acquisitions, equity & debt underwriting and trading activity, which resulted in negatively revised expectations for bank earnings reports.

•

Information technology (“IT”) was a second source of underperformance, in particular hardware, where the Portfolio had a stock-specific disappointment in Western Digital Corp. The stock underperformed after the company announced a highly earnings accretive, but controversial, acquisition of NAND flash producer SanDisk Corp. that coincided with Intel Corp.’s announcement of a new NAND flash fabrication plant in China. Further indications of weakness in PC and mobile NAND demand in early 2016 also weighed on the shares.

•

Elsewhere, the Portfolio’s long-standing underweight to telecommunication services and utilities detracted as the defensive sectors were key beneficiaries during the market tumult later in the reporting period.

•

Relative performance was supported by selection in the consumer sectors. An emphasis on home-improvement and off-price retailers drove gains in consumer discretionary as the names demonstrated standout revenue trends relative to the overall retail universe. Notably, both groups have business models that are largely shielded from online competition, with home-improvement retailers benefiting from strong housing fundamentals and long-delayed home-improvement investment. Meanwhile, food products company Tyson Foods Inc. was the top contributor in both the consumer staples sector and the Portfolio overall as the company significantly beat earnings expectations, with strong performance in all segments. Investors had been concerned about the cyclicality of its chicken business, but the company’s margins have proved far stronger than expected, leading to a significant re-rating of the shares.

•	Additional contributions came from the Portfolio’s positions in NVIDIA Corp. and Southwest Airlines Co., as well as zero exposure to Wells Fargo & Co.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Portfolio’s weighting in the materials sector increased, particularly within chemicals and containers & packaging. The biggest reduction was in the financials sector, largely with respect to banks and insurance. Energy exposure declined as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Portfolio ended the period with its largest sector overweights in health care, consumer discretionary and IT. Industrials, telecommunication services and utilities remained the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

BlackRock Large Cap Core Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Index.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.04%	(1.59)%	N/A	9.18%	N/A	4.66%	N/A
Service	4.91	(1.93)	N/A	8.79	N/A	4.38	N/A
Investor A	4.87	(1.86)	(7.01)%	8.87	7.70%	4.41	3.85%
Investor B	4.42	(2.71)	(6.97)	7.97	7.67	3.73	3.73
Investor C	4.49	(2.69)	(3.64)	7.96	7.96	3.51	3.51
Class R	4.72	(2.17)	N/A	8.52	N/A	4.03	N/A
Russell 1000® Index	7.75	0.50	N/A	11.35	N/A	7.06	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,050.40	$4.51	$1,000.00	$1,020.60	$4.45	0.88%
Service	$1,000.00	$1,049.10	$6.20	$1,000.00	$1,018.95	$6.11	1.21%
Investor A	$1,000.00	$1,048.70	$5.84	$1,000.00	$1,019.30	$5.76	1.14%
Investor B	$1,000.00	$1,044.20	$10.07	$1,000.00	$1,015.15	$9.92	1.97%
Investor C	$1,000.00	$1,044.90	$10.12	$1,000.00	$1,015.10	$9.97	1.98%
Class R	$1,000.00	$978.30	$7.17	$1,000.00	$1,017.75	$7.31	1.45%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	5

Fund Summary as of March 31, 2016	BlackRock Large Cap Growth Fund

Investment Objective

BlackRock Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2016, the Fund’s Institutional and Service Shares, through its investment in Master Large Cap Growth Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Growth Index, while the Fund’s Investor A Shares performed inline and Investor B, Investor C and Class R Shares underperformed the benchmark.

What factors influenced performance?

•	At the sector level, health care was the main contributor to relative performance due largely to the Portfolio’s absence in the worst-performing names within biotechnology.

•

Consumer discretionary was a second source of outperformance. An emphasis on home-improvement and off-price retailers proved most advantageous as they demonstrated standout revenue trends relative to the overall retail universe. Notably, both groups have business models that are largely shielded from online competition, with home-improvement retailers benefiting from strong housing fundamentals and long-delayed home-improvement investment. Media also contributed in the sector, led by holding Omnicom Group Inc.

•

Additional contributions in the period came from the information technology (“IT”) sector, where software holding Microsoft Corp. was a standout. The company beat earnings expectations, thanks to strong commercial cloud momentum and Office 365 metrics. At the same time, Windows 10 (launched last July) helped stem overall declining PC sales somewhat. NVIDIA Corp. was a top contributor in IT as well. The company delivered strong results in the period, reflecting its transition from PC and mobile components supplier to graphics platform provider.

•

Conversely, financials was the prime detractor from performance in the reporting period. Bank holdings underperformed on speculation low commodity prices would weigh further on inflation expectations and credit expenses. In addition, market volatility and uncertainty led to a sharp slowdown in mergers & acquisitions, equity & debt underwriting and trading activity, which resulted in negatively revised expectations for bank earnings reports. Added detractors in the sector were the Portfolio’s lack of exposure to real estate investment trusts and position in consumer finance.

•	Absence in telecommunication services also hindered returns as the defensive sector was a key beneficiary during the market tumult in early 2016.

•

In stock specifics, Alliance Data Systems Corp. and Western Digital Corp. were the top individual detractors. Alliance Data Systems Corp. reported an in-line fourth quarter and reiterated 2016 guidance, but the stock sold off primarily on macro worries as the guidance included higher credit losses versus a year ago. Western Digital Corp. underperformed after the company announced a highly earnings accretive, but controversial, acquisition of NAND flash producer SanDisk Corp. that coincided with Intel Corp.’s announcement of a new NAND flash fabrication plant in China. Further indications of weakness in PC and mobile NAND demand in early 2016 also weighed on the shares.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Portfolio’s weightings in the materials and consumer staples sectors increased. The Portfolio’s weightings in industrials and health care decreased, with declines in energy as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Portfolio ended the period with its largest sector overweight in IT. Industrials was the most significant underweight, followed by consumer staples and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

BlackRock Large Cap Growth Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.38%	1.66%	N/A	10.64%	N/A	6.33%	N/A
Service	8.17	1.35	N/A	10.30	N/A	6.05	N/A
Investor A	8.16	1.30	(4.02)%	10.30	9.12%	6.00	5.43%
Investor B	7.77	0.51	(3.77)	9.41	9.13	5.31	5.31
Investor C	7.77	0.52	(0.43)	9.46	9.46	5.17	5.17
Class R	8.01	1.02	N/A	10.00	N/A	5.67	N/A
Russell 1000® Growth Index	8.11	2.52	N/A	12.38	N/A	8.28	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,083.80	$4.38	$1,000.00	$1,020.80	$4.24	0.84%
Service	$1,000.00	$1,081.70	$5.88	$1,000.00	$1,019.35	$5.70	1.13%
Investor A	$1,000.00	$1,081.60	$5.88	$1,000.00	$1,019.35	$5.70	1.13%
Investor B	$1,000.00	$1,077.70	$10.13	$1,000.00	$1,015.25	$9.82	1.95%
Investor C	$1,000.00	$1,077.70	$10.13	$1,000.00	$1,015.25	$9.82	1.95%
Class R	$1,000.00	$1,010.20	$6.94	$1,000.00	$1,018.10	$6.96	1.38%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	7

Fund Summary as of March 31, 2016	BlackRock Large Cap Value Fund

Investment Objective

BlackRock Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund, through its investment in Master Large Cap Value Portfolio (the “Portfolio”), underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

At the sector level, information technology (“IT”) was the prime detractor from performance, in particular hardware, where the Portfolio had a stock-specific disappointment in Western Digital Corp. The stock underperformed after the company announced a highly earnings accretive, but controversial, acquisition of NAND flash producer SanDisk Corp. that coincided with Intel Corp.’s announcement of a new NAND flash fabrication plant in China. Further indications of weakness in PC and mobile NAND demand in early 2016 also weighed on the shares.

•

Financials was a second source of underperformance due to weakness among bank holdings, including Bank of America Corp. and Citigroup Inc. The underperformance of banks can be attributed to dual concerns presented by the sharp declines in energy/commodity prices: 1) that low energy/commodity prices will weigh further on inflation expectations, limiting future Fed rate hikes and the associated benefit to net interest income; and 2) the credit implications of sustained low commodities prices on bank loans to the energy, materials and industrials industries. Besides energy fears, market volatility and uncertainty led to a sharp slowdown in mergers & acquisitions, equity & debt underwriting and trading activity, which resulted in negatively revised expectations for bank earnings reports.

•

Elsewhere, the Portfolio’s long-standing underweight to utilities and telecommunication services detracted as the defensive sectors were key beneficiaries during the market tumult in the reporting period.

•	Relative performance was supported by strong selection in consumer staples. Food products company Tyson Foods Inc. was the top contributor in both the sector and the Portfolio overall as the company significantly beat earnings expectations, with strong performance in all segments. Investors had been concerned about the cyclicality of its chicken business, but the company’s margins have proved far stronger than expected, leading to a significant re-rating of the shares. Altria Group Inc. also contributed in the sector. The stock gained as the company reported solid fourth-quarter 2015 results, driven by stable volumes, strong net pricing and improved performance in smokeless operating leverage. In addition, the company issued upbeat earnings guidance for 2016, projecting high-visibility growth of 7%-9%.

•

Energy and consumer discretionary also contributed in the six months. Within energy, an underweight and selection in the oil, gas & consumable fuels segment benefited relative performance, while specialty retail (particularly home-improvement retail) was the main source of strength in consumer discretionary.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Portfolio’s weightings increased in the IT and materials sectors, with additions in consumer discretionary and consumer staples as well. The biggest reduction was in the financials sector, largely with respect to banks and insurance. Industrials exposure declined as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Portfolio ended the period with its largest sector overweights in consumer discretionary, health care and IT. The most significant underweights were utilities and financials (predominantly due to absence in real estate investment trusts).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

BlackRock Large Cap Value Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Value Index.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.17%	(2.22)%	N/A	7.80%	N/A	3.98%	N/A
Service	4.05	(2.51)	N/A	7.51	N/A	3.72	N/A
Investor A	4.05	(2.50)	(7.62)%	7.50	6.35%	3.69	3.13%
Investor B	3.55	(3.36)	(7.71)	6.56	6.24	2.98	2.98
Investor C	3.66	(3.22)	(4.18)	6.63	6.63	2.85	2.85
Class R	3.91	(2.79)	N/A	7.19	N/A	3.38	N/A
Russell 1000® Value Index	7.37	(1.54)	N/A	10.25	N/A	5.72	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,041.70	$4.44	$1,000.00	$1,020.65	$4.39	0.87%
Service	$1,000.00	$1,040.50	$6.02	$1,000.00	$1,019.10	$5.96	1.18%
Investor A	$1,000.00	$1,040.50	$5.97	$1,000.00	$1,019.15	$5.91	1.17%
Investor B	$1,000.00	$1,035.50	$10.89	$1,000.00	$1,014.30	$10.78	2.14%
Investor C	$1,000.00	$1,036.60	$9.88	$1,000.00	$1,015.30	$9.77	1.94%
Class R	$1,000.00	$1,039.10	$7.34	$1,000.00	$1,017.80	$7.26	1.44%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	9

Fund Summary as of March 31, 2016	BlackRock Large Cap Value Retirement Portfolio

Investment Objective

BlackRock Large Cap Value Retirement Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund, through its investment in Master Large Cap Value Portfolio (the “Portfolio”), underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

At the sector level, information technology (“IT”) was the prime detractor from performance, in particular hardware, where the Portfolio had a stock-specific disappointment in Western Digital Corp. The stock underperformed after the company announced a highly earnings accretive, but controversial, acquisition of NAND flash producer SanDisk Corp. that coincided with Intel Corp.’s announcement of a new NAND flash fabrication plant in China. Further indications of weakness in PC and mobile NAND demand in early 2016 also weighed on the shares.

•

Financials was a second source of underperformance due to weakness among bank holdings, including Bank of America Corp. and Citigroup Inc. The underperformance of banks can be attributed to dual concerns presented by the sharp declines in energy/commodity prices: 1) that low energy/commodity prices will weigh further on inflation expectations, limiting future Fed rate hikes and the associated benefit to net interest income; and 2) the credit implications of sustained low commodities prices on bank loans to the energy, materials and industrials industries. Besides energy fears, market volatility and uncertainty led to a sharp slowdown in mergers & acquisitions, equity & debt underwriting and trading activity, which resulted in negatively revised expectations for bank earnings reports.

•

Elsewhere, the Portfolio’s long-standing underweight to utilities and telecommunication services detracted as the defensive sectors were key beneficiaries during the market tumult in the reporting period.

•	Relative performance was supported by strong selection in consumer staples. Food products company Tyson Foods Inc. was the top contributor in both the sector and the Portfolio overall as the company significantly beat earnings expectations, with strong performance in all segments. Investors had been concerned about the cyclicality of its chicken business, but the company’s margins have proved far stronger than expected, leading to a significant re-rating of the shares. Altria Group Inc. also contributed in the sector. The stock gained as the company reported solid fourth-quarter 2015 results, driven by stable volumes, strong net pricing and improved performance in smokeless operating leverage. In addition, the company issued upbeat earnings guidance for 2016, projecting high-visibility growth of 7%-9%.

•

Energy and consumer discretionary also contributed in the six months. Within energy, an underweight and selection in the oil, gas & consumable fuels segment benefited relative performance, while specialty retail (particularly home-improvement retail) was the main source of strength in consumer discretionary.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Portfolio’s weightings increased in the IT and materials sectors, with additions in consumer discretionary and consumer staples as well. The biggest reduction was in the financials sector, largely with respect to banks and insurance. Industrials exposure declined as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Portfolio ended the period with its largest sector overweights in consumer discretionary, health care and IT. The most significant underweights were utilities and financials (predominantly due to absence in real estate investment trusts).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

BlackRock Large Cap Value Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Value Index.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Institutional	4.34%	(2.03)%	8.09%	3.64%
Russell 1000® Value Index	7.37	(1.54)	10.25	5.35

[5]	See “About Fund Performance” on page 12 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,043.40	$3.42	$1,000.00	$1,021.65	$3.39	0.67%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	11

About Fund Performance	BlackRock Large Cap Series Funds, Inc.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to certain eligible investors. Service Share performance results for BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, prior to October 2, 2006, and for BlackRock Large Cap Core Fund, prior to September 24, 2007, are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“the Administrator”), the administrator of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Retirement Portfolio, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Administrator is under no obligation to waive and/or reimburse or continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown on previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples on the previous pages provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the “Portfolios”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Portfolio’s successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Statements of Assets and Liabilities	BlackRock Large Cap Series Funds, Inc.

March 31, 2016 (Unaudited)	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Value Retirement Portfolio

Assets
Investments at value — from the applicable Portfolio[1]	$1,603,062,465	$1,146,320,113	$677,404,743	$162,518,724
Receivables:
Capital shares sold	1,210,199	739,678	883,767	94,292
From the Administrator	108,367	191,774	—	8,320
Withdrawals from the Portfolio	669,306	525,875	367,861	308,597
Prepaid expenses	60,765	66,697	57,736	7,006

Total assets	1,605,111,102	1,147,844,137	678,714,107	162,936,939

Liabilities
Payables:
Administration fees	333,533	236,894	113,383	—
Capital shares redeemed	1,879,505	1,265,553	1,251,628	402,889
Officer’s fees	1,692	1,064	772	153
Other accrued expenses	8,183	6,728	6,096	2,200
Other affiliates	25,481	—	11,469	34
Printing fees	43,671	27,488	17,831	5,036
Professional fees	29,560	18,310	23,202	9,866
Service and distribution fees	466,500	284,340	221,590	—
Transfer agent fees	841,332	378,032	301,087	66,953

Total liabilities	3,629,457	2,218,409	1,947,058	487,131

Net Assets	$1,601,481,645	$1,145,625,728	$676,767,049	$162,449,808

Net Assets Consist of
Paid-in capital	$1,261,320,912	$859,793,241	$1,087,054,484	$143,207,115
Undistributed net investment income	3,255,939	1,935,530	2,380,325	572,220
Accumulated net realized gain (loss) allocated from the Portfolio	3,160,627	26,401,316	(565,811,243)	11,225,197
Net unrealized appreciation (depreciation) allocated from the Portfolio	333,744,167	257,495,641	153,143,483	7,445,276

Net Assets	$1,601,481,645	$1,145,625,728	$676,767,049	$162,449,808

[1] Investments at cost	$1,269,318,298	$888,824,472	$524,261,260	$155,073,448

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	13

Statements of Assets and Liabilities (concluded)	BlackRock Large Cap Series Funds, Inc.

March 31, 2016 (Unaudited)	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Value Retirement Portfolio

Net Asset Value
Institutional
Net assets	$456,766,267	$371,017,927	$166,859,239	$162,449,808

Shares outstanding, $0.10 par value[2]	25,831,216	26,738,209	7,498,537	8,971,689

Net asset value	$17.68	$13.88	$22.25	$18.11

Service
Net assets	$1,173,767	$1,670,903	$11,833,147	—

Shares outstanding, $0.10 par value[3]	66,823	120,898	535,257	—

Net asset value	$17.57	$13.82	$22.11	—

Investor A
Net assets	$757,263,215	$555,213,044	$292,845,801	—

Shares outstanding, $0.10 par value[4]	43,894,914	41,970,245	13,412,742	—

Net asset value	$17.25	$13.23	$21.83	—

Investor B
Net assets	$4,326,923	$922,132	$1,794,599	—

Shares outstanding, $0.10 par value[5]	273,767	79,722	87,844	—

Net asset value	$15.81	$11.57	$20.43	—

Investor C
Net assets	$345,883,011	$193,199,541	$167,177,623	—

Shares outstanding, $0.10 par value[6]	22,201,649	16,894,587	8,245,819	—

Net asset value	$15.58	$11.44	$20.27	—

Class R
Net assets	$36,068,462	$23,602,181	$36,256,640	—

Shares outstanding, $0.10 par value[7]	2,187,117	1,893,828	1,724,140	—

Net asset value	$16.49	$12.46	$21.03	—

[2] Shares Authorized — Institutional	400 million	100 million	400 million	200 million
[3] Shares Authorized — Service	50 million	50 million	50 million	—
[4] Shares Authorized — Investor A	300 million	100 million	400 million	—
[5] Shares Authorized — Investor B	200 million	200 million	200 million	—
[6] Shares Authorized — Investor C	400 million	100 million	400 million	—
[7] Shares Authorized — Class R	200 million	200 million	200 million	—

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Statements of Operations	BlackRock Large Cap Series Funds, Inc.

Six Months Ended March 31, 2016 (Unaudited)	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Value Retirement Portfolio

Investment Income
Net investment income allocated from the applicable Portfolio:
Dividends — unaffiliated	$13,515,316	$7,926,549	$6,955,449	$1,603,244
Dividends — affiliated	52,915	44,800	23,201	5,247
Securities lending — affiliated — net	5,375	135,429	13,256	3,131
Foreign taxes withheld	(91,108)	(28,707)	(51,833)	(12,123)
Expenses	(4,075,169)	(3,012,089)	(1,869,460)	(430,044)
Fees waived	12,610	11,355	8,043	1,828

Total income	9,419,939	5,077,337	5,078,656	1,171,283

Fund Expenses
Service and distribution — class specific	2,848,717	1,725,272	1,377,798	—
Administration	2,032,078	1,408,369	868,200	—
Transfer agent — class specific	1,581,313	1,025,490	560,234	103,551
Registration	70,768	39,183	25,110	23,825
Printing	33,015	23,286	15,536	5,391
Professional	23,736	19,336	16,591	18,480
Officer	564	355	258	51
Miscellaneous	8,957	8,654	8,219	4,177

Total expenses	6,599,148	4,249,945	2,871,946	155,475
Less:
Fees waived and/or reimbursed by the Administrator	—	—	(173,640)	—
Transfer agent fees reimbursed — class specific	(435,252)	(570,532)	—	(49,616)

Total expenses after fees waived and/or reimbursed	6,163,896	3,679,413	2,698,306	105,859

Net investment income	3,256,043	1,397,924	2,380,350	1,065,424

Realized and Unrealized Gain (Loss) Allocated from the Applicable Portfolio
Net realized gain from futures contracts and investments	18,458,423	36,460,580	8,684,523	2,033,553
Net change in unrealized appreciation (depreciation) on investments	54,567,229	48,905,114	12,158,895	3,558,791

Total realized and unrealized gain	73,025,652	85,365,694	20,843,418	5,592,344

Net Increase in Net Assets Resulting from Operations	$76,281,695	$86,763,618	$23,223,768	$6,657,768

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	15

Statements of Changes in Net Assets	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Core Fund		BlackRock Large Cap Growth Fund
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$3,256,043	$5,797,684	$1,397,924	$1,743,837
Net realized gain	18,458,423	106,732,791	36,460,580	59,523,289
Net change in unrealized appreciation (depreciation)	54,567,229	(134,894,776)	48,905,114	(46,726,026)

Net increase (decrease) in net assets resulting from operations	76,281,695	(22,364,301)	86,763,618	14,541,100

Distributions to Shareholders[1]
From net investment income:
Institutional	(3,012,948)	(2,772,492)	(1,090,221)	(970,748)
Service	(3,553)	(3,118)	—	(1,738)
Investor A	(2,854,302)	(2,750,357)	(182,655)	(372,889)
Investor C	—	(24)	—	—
Class R	(36,755)	—	—	—
From net realized gain:
Institutional	(11,403,532)	—	(16,535,208)	(44,583,980)
Service	(27,834)	—	(76,820)	(221,822)
Investor A	(19,217,800)	—	(26,747,707)	(63,450,782)
Investor B	(152,904)	—	(64,793)	(339,605)
Investor C	(9,895,680)	—	(10,917,511)	(25,959,863)
Class R	(998,533)	—	(1,158,508)	(2,951,170)

Decrease in net assets resulting from distributions to shareholders	(47,603,841)	(5,525,991)	(56,773,423)	(138,852,597)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(35,880,211)	(129,587,233)	32,990,877	96,763,011

Net Assets
Total increase (decrease) in net assets	(7,202,357)	(157,477,525)	62,981,072	(27,548,486)
Beginning of period	1,608,684,002	1,766,161,527	1,082,644,656	1,110,193,142

End of period	$1,601,481,645	$1,608,684,002	$1,145,625,728	$1,082,644,656

Undistributed net investment income, end of period	$3,255,939	$5,907,454	$1,935,530	$1,810,482

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Statements of Changes in Net Assets (concluded)	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Value Fund		BlackRock Large Cap Value Retirement Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$2,380,350	$4,294,937	$1,065,424	$2,000,748
Net realized gain	8,684,523	63,381,294	2,033,553	9,220,682
Net change in unrealized appreciation (depreciation)	12,158,895	(80,328,628)	3,558,791	(13,808,045)

Net increase (decrease) in net assets resulting from operations	23,223,768	(12,652,397)	6,657,768	(2,586,615)

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,756,581)	(2,056,551)	(2,100,002)	(1,916,633)
Service	(85,689)	(108,934)	—	—
Investor A	(2,234,771)	(2,671,957)	—	—
Investor C	(55,930)	(143,899)	—	—
Class R	(161,972)	(215,177)	—	—
From net realized gains:
Institutional	—	—	(8,933,243)	(16,604,930)

Decrease in net assets resulting from distributions to shareholders	(4,294,943)	(5,196,518)	(11,033,245)	(18,521,563)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(23,119,056)	(106,811,342)	11,502,701	16,565,845

Net Assets
Total increase (decrease) in net assets	(4,190,231)	(124,660,257)	7,127,224	(4,542,333)
Beginning of period	680,957,280	805,617,537	155,322,584	159,864,917

End of period	$676,767,049	$680,957,280	$162,449,808	$155,322,584

Undistributed net investment income, end of period	$2,380,325	$4,294,918	$572,220	$1,606,798

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	17

Financial Highlights	BlackRock Large Cap Core Fund

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$17.36	$17.68	$14.85	$12.64	$9.84	$10.11

Net investment income[1]	0.07	0.13	0.12	0.12	0.16	0.07
Net realized and unrealized gain (loss)	0.81	(0.35)	2.71	2.36	2.73	(0.28)

Net increase (decrease) from investment operations	0.88	(0.22)	2.83	2.48	2.89	(0.21)

Distributions:[2]
From net investment income	(0.12)	(0.10)	—	(0.27)	(0.09)	(0.06)
From net realized gain	(0.44)	—	—	—	—	—

Total distributions	(0.56)	(0.10)	—	(0.27)	(0.09)	(0.06)

Net asset value, end of period	$17.68	$17.36	$17.68	$14.85	$12.64	$9.84

Total Return[3]
Based on net asset value	5.04%[4]	(1.25)%	19.06%	20.00%	29.55%	(2.16)%

Ratios to Average Net Assets[5]
Total expenses	0.88%[6,7]	0.87%[6]	0.88%[6]	0.88%[6]	0.77%[6,8]	1.05%[6]

Total expenses after fees waived and/or reimbursed	0.88%[6,7]	0.87%[6]	0.87%[6]	0.88%[6]	0.77%[6,8]	1.05%[6]

Net investment income	0.78%[6,7]	0.72%[6]	0.70%[6]	0.90%[6]	1.41%[6,8]	0.58%[6]

Supplemental Data
Net assets, end of period (000)	$456,766	$458,589	$503,035	$527,236	$513,245	$489,847

Portfolio turnover rate of the Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

[8]

Includes a non-recurring expense adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 0.90%, 0.90% and 1.28%, respectively.

See Notes to Financial Statements.

18	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Service
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$17.22	$17.55	$14.78	$12.39	$9.60	$9.89

Net investment income[1]	0.04	0.07	0.06	0.07	0.11	0.04
Net realized and unrealized gain (loss)	0.81	(0.35)	2.71	2.33	2.68	(0.27)

Net increase (decrease) from investment operations	0.85	(0.28)	2.77	2.40	2.79	(0.23)

Distributions:[2]
From net investment income	(0.06)	(0.05)	—	(0.01)	—	(0.06)
From net realized gain	(0.44)	—	—	—	—	—

Total distributions	(0.50)	(0.05)	—	(0.01)	—	(0.06)

Net asset value, end of period	$17.57	$17.22	$17.55	$14.78	$12.39	$9.60

Total Return[3]
Based on net asset value	4.91%[4]	(1.61)%	18.74%	19.42%	29.06%	(2.41)%

Ratios to Average Net Assets[5]
Total expenses	1.21%[6,7]	1.21%[6]	1.20%[6]	1.20%[6]	1.05%[6]	1.25%[6]

Total expenses after fees waived and/or reimbursed	1.21%[6,7]	1.21%[6]	1.20%[6]	1.20%[6]	1.05%[6]	1.25%[6]

Net investment income	0.46%[6,7]	0.39%[6]	0.38%[6]	0.55%[6]	0.96%[6]	0.39%[6]

Supplemental Data
Net assets, end of period (000)	$1,174	$1,085	$1,096	$968	$1,578	$270

Portfolio turnover rate of the Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	19

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$16.93	$17.24	$14.52	$12.34	$9.61	$9.88

Net investment income[1]	0.04	0.08	0.07	0.09	0.12	0.06
Net realized and unrealized gain (loss)	0.79	(0.33)	2.65	2.30	2.65	(0.28)

Net increase (decrease) from investment operations	0.83	(0.25)	2.72	2.39	2.77	(0.22)

Distributions:[2]
From net investment income	(0.07)	(0.06)	—	(0.21)	(0.04)	(0.05)
From net realized gain	(0.44)	—	—	—	—	—

Total distributions	(0.51)	(0.06)	—	(0.21)	(0.04)	(0.05)

Net asset value, end of period	$17.25	$16.93	$17.24	$14.52	$12.34	$9.61

Total Return[3]
Based on net asset value	4.87%[4]	(1.47)%	18.73%	19.71%	28.96%	(2.24)%

Ratios to Average Net Assets[5]
Total expenses	1.25%[6,7]	1.23%[6]	1.24%[6]	1.26%[6]	1.28%[6]	1.23%[6]

Total expenses after fees waived and/or reimbursed	1.14%[6,7]	1.14%[6]	1.14%[6]	1.14%[6]	1.14%[6]	1.14%[6]

Net investment income	0.52%[6,7]	0.45%[6]	0.44%[6]	0.65%[6]	1.04%[6]	0.48%[6]

Supplemental Data
Net assets, end of period (000)	$757,263	$750,260	$810,944	$732,669	$696,484	$634,822

Portfolio turnover rate of the Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

20	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor B
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.55	$15.93	$13.52	$11.43	$8.93	$9.22

Net investment income (loss)[1]	(0.03)	(0.07)	(0.06)	(0.02)	0.03	(0.04)
Net realized and unrealized gain (loss)	0.73	(0.31)	2.47	2.15	2.47	(0.25)

Net increase (decrease) from investment operations	0.70	(0.38)	2.41	2.13	2.50	(0.29)

Distributions:[2]
From net investment income	—	—	—	(0.04)	—	—
From net realized gain	(0.44)	—	—	—	—	—

Total dividends and distributions	(0.44)	—	—	(0.04)	—	—

Net asset value, end of period	$15.81	$15.55	$15.93	$13.52	$11.43	$8.93

Total Return[3]
Based on net asset value	4.42%[4]	(2.39)%	17.83%	18.65%	28.00%	(3.15)%

Ratios to Average Net Assets[5]
Total expenses	2.95%[6,7]	2.48%[6]	2.29%[6]	2.30%[6]	2.18%[6]	2.14%[6]

Total expenses after fees waived and/or reimbursed	1.97%[6,7]	1.97%[6]	1.97%[6]	1.97%[6]	1.96%[6]	1.97%[6]

Net investment income (loss)	(0.32)%[6,7]	(0.41)%[6]	(0.39)%[6]	(0.15)%[6]	0.24%[6]	(0.34)%[6]

Supplemental Data
Net assets, end of period (000)	$4,327	$5,946	$13,359	$21,835	$33,719	$47,836

Portfolio turnover rate of the Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	21

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor C
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.33	$15.69	$13.32	$11.31	$8.85	$9.13

Net investment income (loss)[1]	(0.03)	(0.06)	(0.06)	(0.03)	0.02	(0.04)
Net realized and unrealized gain (loss)	0.72	(0.30)	2.43	2.12	2.44	(0.24)

Net increase (decrease) from investment operations	0.69	(0.36)	2.37	2.09	2.46	(0.28)

Distributions:[2]
From net investment income	—	(0.00)[3]	—	(0.08)	—	—
From net realized gain	(0.44)	—	—	—	—	—

Total distributions	(0.44)	—	—	(0.08)	—	—

Net asset value, end of period	$15.58	$15.33	$15.69	$13.32	$11.31	$8.85

Total Return[4]
Based on net asset value	4.49%[5]	(2.29)%	17.79%	18.62%	27.80%	(3.07)%

Ratios to Average Net Assets[6]
Total expenses	1.99%[7,8]	1.96%[7]	1.97%[7]	2.01%[7]	1.97%[7,9]	2.00%[7]

Total expenses after fees waived and/or reimbursed	1.98%[7,8]	1.96%[7]	1.97%[7]	2.01%[7]	1.97%[7,9]	2.00%[7]

Net investment income (loss)	(0.33)%[7,8]	(0.37)%[7]	(0.39)%[7]	(0.22)%[7]	0.22%[7,9]	(0.38)%[7]

Supplemental Data
Net assets, end of period (000)	$345,883	$356,391	$394,765	$369,812	$363,613	$393,172

Portfolio turnover rate of the Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]

Includes a non-recurring expense adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 2.05%, 2.05% and 0.14%, respectively.

See Notes to Financial Statements.

22	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Large Cap Core Fund

	Class R
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$16.18	$16.47	$13.91	$11.81	$9.19	$9.46

Net investment income[1]	0.02	0.03	0.02	0.04	0.07	0.01
Net realized and unrealized gain (loss)	0.75	(0.32)	2.54	2.21	2.55	(0.26)

Net increase (decrease) from investment operations	0.77	(0.29)	2.56	2.25	2.62	(0.25)

Distributions:[2]
From net investment income	(0.02)	—	—	(0.15)	—	(0.02)
From net realized gain	(0.44)	—	—	—	—	—

Total distributions	(0.46)	—	—	(0.15)	—	(0.02)

Net asset value, end of period	$16.49	$16.18	$16.47	$13.91	$11.81	$9.19

Total Return[3]
Based on net asset value	4.72%[4]	(1.76)%	18.40%	19.26%	28.51%	(2.68)%

Ratios to Average Net Assets[5]
Total expenses	1.45%[6,7]	1.44%[6]	1.43%[6]	1.48%[6]	1.53%[6]	1.51%[6]

Total expenses after fees waived and/or reimbursed	1.45%[6,7]	1.43%[6]	1.43%[6]	1.48%[6]	1.53%[6]	1.51%[6]

Net investment income	0.21%[6,7]	0.15%[6]	0.15%[6]	0.32%[6]	0.66%[6]	0.12%[6]

Supplemental Data
Net assets, end of period (000)	$36,068	$36,412	$42,962	$44,330	$48,790	$49,665

Portfolio turnover rate of the Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	23

Financial Highlights	BlackRock Large Cap Growth Fund

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.46	$15.02	$13.32	$12.50	$9.57	$9.54

Net investment income[1]	0.04	0.07	0.07	0.10	0.14	0.06
Net realized and unrealized gain (loss)	1.07	0.17	2.63	1.65	2.83	(0.03)

Net increase from investment operations	1.11	0.24	2.70	1.75	2.97	0.03

Distributions:[2]
From net investment income	(0.04)	(0.04)	(0.02)	(0.24)	(0.04)	—
From net realized gain	(0.65)	(1.76)	(0.98)	(0.69)	—	—

Total distributions	(0.69)	(1.80)	(1.00)	(0.93)	(0.04)	—

Net asset value, end of period	$13.88	$13.46	$15.02	$13.32	$12.50	$9.57

Total Return[3]
Based on net asset value	8.38%[4]	1.35%	21.16%	15.33%	31.16%	0.31%

Ratios to Average Net Assets[5]
Total expenses	0.95%[6,7]	0.93%[6]	0.94%[6]	0.96%[6]	0.97%[6]	0.96%[6]

Total expenses after fees waived and/or reimbursed	0.84%[6,7]	0.89%[6]	0.94%[6]	0.96%[6]	0.97%[6]	0.96%[6]

Net investment income	0.60%[6,7]	0.49%[6]	0.50%[6]	0.81%[6]	1.19%[6]	0.52%[6]

Supplemental Data
Net assets, end of period (000)	$371,018	$341,606	$369,854	$311,127	$267,083	$300,111

Portfolio turnover rate of the Portfolio	17%	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Service
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.39	$14.96	$13.18	$12.38	$9.48	$9.47

Net investment income[1]	0.02	0.03	0.03	0.07	0.09	0.03
Net realized and unrealized gain (loss)	1.06	0.17	2.60	1.62	2.82	(0.02)

Net increase from investment operations	1.08	0.20	2.63	1.69	2.91	0.01

Distributions:[2]
From net investment income	—	(0.01)	—	(0.20)	(0.01)	—
From net realized gain	(0.65)	(1.76)	(0.85)	(0.69)	—	—

Total distributions	(0.65)	(1.77)	(0.85)	(0.89)	(0.01)	—

Net asset value, end of period	$13.82	$13.39	$14.96	$13.18	$12.38	$9.48

Total Return[3]
Based on net asset value	8.17%[4]	1.10%	20.77%	14.98%	30.67%	0.11%

Ratios to Average Net Assets[5]
Total expenses	1.23%[6,7]	1.19%[6]	1.24%[6]	1.23%[6]	1.33%[6]	1.16%[6]

Total expenses after fees waived and/or reimbursed	1.13%[6,7]	1.17%[6]	1.24%[6]	1.23%[6]	1.33%[6]	1.16%[6]

Net investment income	0.30%[6,7]	0.20%[6]	0.19%[6]	0.62%[6]	0.81%[6]	0.29%[6]

Supplemental Data
Net assets, end of period (000)	$1,671	$1,577	$1,912	$1,624	$11,865	$10,734

Portfolio turnover rate of the Portfolio	17%	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	25

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$12.85	$14.42	$12.82	$12.09	$9.26	$9.26

Net investment income[1]	0.02	0.03	0.03	0.06	0.10	0.02
Net realized and unrealized gain (loss)	1.01	0.17	2.52	1.58	2.75	(0.02)

Net increase from investment operations	1.03	0.20	2.55	1.64	2.85	—

Distributions:[2]
From net investment income	(0.00)[3]	(0.01)	—	(0.22)	(0.02)	—
From net realized gain	(0.65)	(1.76)	(0.95)	(0.69)	—	—

Total distributions	(0.65)	(1.77)	(0.95)	(0.91)	(0.02)	—

Net asset value, end of period	$13.23	$12.85	$14.42	$12.82	$12.09	$9.26

Total Return[4]
Based on net asset value	8.16%[5]	1.11%	20.82%	14.90%	30.78%	0.00%

Ratios to Average Net Assets[6]
Total expenses	1.24%[7,8]	1.23%[7]	1.23%[7]	1.25%[7]	1.26%[7]	1.27%[7]

Total expenses after fees waived and/or reimbursed	1.13%[7,8]	1.19%[7]	1.23%[7]	1.25%[7]	1.26%[7]	1.27%[7]

Net investment income	0.30%[7,8]	0.19%[7]	0.20%[7]	0.54%[7]	0.90%[7]	0.21%[7]

Supplemental Data
Net assets, end of period (000)	$555,213	$524,114	$518,858	$449,729	$405,154	$318,230

Portfolio turnover rate of the Portfolio	17%	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor B
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$11.34	$12.94	$11.56	$10.96	$8.45	$8.52

Net investment loss[1]	(0.03)	(0.08)	(0.07)	(0.03)	(0.00)[2]	(0.06)
Net realized and unrealized gain (loss)	0.91	0.15	2.27	1.42	2.51	(0.01)

Net increase (decrease) from investment operations	0.88	0.07	2.20	1.39	2.51	(0.07)

Distributions:[3]
From net investment income	—	—	—	(0.10)	—	—
From net realized gain	(0.65)	(1.67)	(0.82)	(0.69)	—	—

Total distributions	(0.65)	(1.67)	(0.82)	(0.79)	—	—

Net asset value, end of period	$11.57	$11.34	$12.94	$11.56	$10.96	$8.45

Total Return[4]
Based on net asset value	7.77%[5]	0.14%	19.87%	13.92%	29.70%	(0.82)%

Ratios to Average Net Assets[6]
Total expenses	2.24%[7,8]	2.05%[7]	2.04%[7]	2.14%[7]	2.13%[7]	2.08%[7]

Total expenses after fees waived and/or reimbursed	1.95%[7,8]	2.02%[7]	2.03%[7]	2.14%[7]	2.13%[7]	2.08%[7]

Net investment loss	(0.53)%[7,8]	(0.68)%[7]	(0.60)%[7]	(0.30)%[7]	(0.01)%[7]	(0.61)%[7]

Supplemental Data
Net assets, end of period (000)	$922	$1,263	$2,771	$4,656	$7,826	$10,372

Portfolio turnover rate of the Portfolio	17%	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	27

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor C
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$11.23	$12.85	$11.52	$10.95	$8.44	$8.51

Net investment income (loss)[1]	(0.03)	(0.07)	(0.07)	(0.03)	0.01	(0.06)
Net realized and unrealized gain (loss)	0.89	0.15	2.27	1.42	2.50	(0.01)

Net increase (decrease) from investment operations	0.86	0.08	2.20	1.39	2.51	(0.07)

Distributions:[2]
From net investment income	—	—	—	(0.13)	—	—
From net realized gain	(0.65)	(1.70)	(0.87)	(0.69)	—	—

Total distributions	(0.65)	(1.70)	(0.87)	(0.82)	—	—

Net asset value, end of period	$11.44	$11.23	$12.85	$11.52	$10.95	$8.44

Total Return[3]
Based on net asset value	7.77%[4]	0.27%	19.96%	14.02%	29.74%	(0.82)%

Ratios to Average Net Assets[5]
Total expenses	2.02%[6,7]	1.99%[6]	2.00%[6]	2.04%[6]	2.07%[6]	2.05%[6]

Total expenses after fees waived and/or reimbursed	1.95%[6,7]	1.97%[6]	2.00%[6]	2.04%[6]	2.07%[6]	2.05%[6]

Net investment income (loss)	(0.52)%[6,7]	(0.59)%[6]	(0.57)%[6]	(0.24)%[6]	0.09%[6]	(0.60)%[6]

Supplemental Data
Net assets, end of period (000)	$193,200	$192,804	$193,491	$171,430	$167,518	$129,227

Portfolio turnover rate of the Portfolio	17%	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Large Cap Growth Fund

	Class R
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$12.15	$13.74	$12.25	$11.58	$8.88	$8.91

Net investment income (loss)[1]	0.00 [2]	(0.01)	(0.01)	0.03	0.06	(0.01)
Net realized and unrealized gain (loss)	0.96	0.16	2.41	1.51	2.64	(0.02)

Net increase (decrease) from investment operations	0.96	0.15	2.40	1.54	2.70	(0.03)

Distributions:[3]
From net investment income	—	—	—	(0.18)	—	—
From net realized gain	(0.65)	(1.74)	(0.91)	(0.69)	—	—

Total distributions	(0.65)	(1.74)	(0.91)	(0.87)	—	—

Net asset value, end of period	$12.46	$12.15	$13.74	$12.25	$11.58	$8.88

Total Return[4]
Based on net asset value	8.01%[5]	0.81%	20.50%	14.61%	30.41%	(0.34)%

Ratios to Average Net Assets[6]
Total expenses	1.48%[7,8]	1.46%[7]	1.48%[7]	1.54%[7]	1.56%[7]	1.60%[7]

Total expenses after fees waived and/or reimbursed	1.38%[7,8]	1.44%[7]	1.48%[7]	1.54%[7]	1.56%[7]	1.60%[7]

Net investment income (loss)	0.06%[7,8]	(0.06)%[7]	(0.05)%[7]	0.27%[7]	0.57%[7]	(0.12)%[7]

Supplemental Data
Net assets, end of period (000)	$23,602	$21,279	$23,308	$24,408	$30,101	$30,868

Portfolio turnover rate of the Portfolio	17%	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	29

Financial Highlights	BlackRock Large Cap Value Fund

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$21.58	$22.25	$18.85	$15.75	$12.74	$13.51

Net investment income[1]	0.12	0.23	0.22	0.21	0.20	0.12
Net realized and unrealized gain (loss)	0.78	(0.65)	3.18	3.25	2.94	(0.75)

Net increase (decrease) from investment operations	0.90	(0.42)	3.40	3.46	3.14	(0.63)

Distributions from net investment income[2]	(0.23)	(0.25)	—	(0.36)	(0.13)	(0.14)

Net asset value, end of period	$22.25	$21.58	$22.25	$18.85	$15.75	$12.74

Total Return[3]
Based on net asset value	4.17%[4]	(1.94)%	18.04%	22.38%	24.84%	(4.82)%

Ratios to Average Net Assets[5]
Total expenses	0.92%[6,7]	0.91%[6]	0.89%[6]	1.00%[6]	0.96%	1.03%

Total expenses after fees waived and/or reimbursed	0.87%[6,7]	0.86%[6]	0.84%[6]	0.94%[6]	0.95%	1.03%

Net investment income	1.13%[6,7]	1.01%[6]	1.07%[6]	1.19%[6]	1.33%	0.81%

Supplemental Data
Net assets, end of period (000)	$166,859	$162,376	$184,691	$190,423	$251,764	$364,624

Portfolio turnover rate of the Portfolio	22%	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Service
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$21.40	$22.07	$18.75	$15.67	$12.71	$13.48

Net investment income[1]	0.09	0.16	0.16	0.16	0.15	0.10
Net realized and unrealized gain (loss)	0.78	(0.65)	3.16	3.23	2.94	(0.75)

Net increase (decrease) from investment operations	0.87	(0.49)	3.32	3.39	3.09	(0.65)

Distributions from net investment income[2]	(0.16)	(0.18)	—	(0.31)	(0.13)	(0.12)

Net asset value, end of period	$22.11	$21.40	$22.07	$18.75	$15.67	$12.71

Total Return[3]
Based on net asset value	4.05%[4]	(2.27)%	17.71%	21.98%	24.43%	(4.95)%

Ratios to Average Net Assets[5]
Total expenses	1.24%[6,7]	1.20%[6]	1.20%[6]	1.23%[6]	1.27%	1.17%

Total expenses after fees waived and/or reimbursed	1.18%[6,7]	1.15%[6]	1.15%[6]	1.18%[6]	1.25%	1.17%

Net investment income	0.82%[6,7]	0.72%[6]	0.76%[6]	0.93%[6]	0.99%	0.64%

Supplemental Data
Net assets, end of period (000)	$11,833	$11,931	$14,155	$13,296	$28,746	$29,586

Portfolio turnover rate of the Portfolio	22%	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	31

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$21.14	$21.79	$18.52	$15.48	$12.53	$13.29

Net investment income[1]	0.09	0.16	0.15	0.15	0.14	0.08
Net realized and unrealized gain (loss)	0.76	(0.64)	3.12	3.21	2.90	(0.74)

Net increase (decrease) from investment operations	0.85	(0.48)	3.27	3.36	3.04	(0.66)

Distributions from net investment income[2]	(0.16)	(0.17)	—	(0.32)	(0.09)	(0.10)

Net asset value, end of period	$21.83	$21.14	$21.79	$18.52	$15.48	$12.53

Total Return[3]
Based on net asset value	4.05%[4]	(2.23)%	17.66%	22.07%	24.38%	(5.04)%

Ratios to Average Net Assets[5]
Total expenses	1.23%[6,7]	1.22%[6]	1.22%[6]	1.26%[6]	1.27%	1.24%

Total expenses after fees waived and/or reimbursed	1.17%[6,7]	1.17%[6]	1.17%[6]	1.21%[6]	1.26%	1.24%

Net investment income	0.82%[6,7]	0.69%[6]	0.74%[6]	0.91%[6]	0.99%	0.57%

Supplemental Data
Net assets, end of period (000)	$292,846	$297,653	$352,267	$353,445	$392,575	$479,707

Portfolio turnover rate of the Portfolio	22%	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor B
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$19.73	$20.36	$17.44	$14.52	$11.78	$12.52

Net investment income (loss)[1]	(0.02)	(0.04)	(0.01)	0.002	0.01	(0.04)
Net realized and unrealized gain (loss)	0.72	(0.59)	2.93	3.03	2.73	(0.70)

Net increase (decrease) from investment operations	0.70	(0.63)	2.92	3.03	2.74	(0.74)

Distributions from net investment income[3]	—	—	—	(0.11)	—	—

Net asset value, end of period	$20.43	$19.73	$20.36	$17.44	$14.52	$11.78

Total Return[4]
Based on net asset value	3.55%[5]	(3.09)%	16.74%	20.98%	23.26%	(5.91)%

Ratios to Average Net Assets[6]
Total expenses	2.20%[7,8]	2.06%[7]	2.01%[7]	2.20%[7]	2.21%	2.12%

Total expenses after fees waived and/or reimbursed	2.14%[7,8]	2.01%[7]	1.96%[7]	2.15%[7]	2.20%	2.12%

Net investment income (loss)	(0.16)%[7,8]	(0.17)%[7]	(0.05)%[7]	0.00%[7]	0.07%	(0.31)%

Supplemental Data
Net assets, end of period (000)	$1,795	$2,603	$6,816	$9,377	$15,404	$22,168

Portfolio turnover rate of the Portfolio	22%	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	33

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor C
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$19.57	$20.19	$17.29	$14.45	$11.72	$12.44

Net investment income (loss)[1]	0.01	(0.01)	(0.01)	0.02	0.02	(0.04)
Net realized and unrealized gain (loss)	0.70	(0.60)	2.91	2.99	2.71	(0.68)

Net increase (decrease) from investment operations	0.71	(0.61)	2.90	3.01	2.73	(0.72)

Distributions from net investment income[2]	(0.01)	(0.01)	—	(0.17)	—	—

Net asset value, end of period	$20.27	$19.57	$20.19	$17.29	$14.45	$11.72

Total Return[3]
Based on net asset value	3.66%[4]	(3.00)%	16.77%	21.06%	23.29%	(5.79)%

Ratios to Average Net Assets[5]
Total expenses	1.99%[6,7]	1.98%[6]	2.01%[6]	2.07%[6]	2.12%	2.10%

Total expenses after fees waived and/or reimbursed	1.94%[6,7]	1.93%[6]	1.95%[6]	2.02%[6]	2.11%	2.10%

Net investment income (loss)	0.06%[6,7]	(0.07)%[6]	(0.05)%[6]	0.09%[6]	0.14%	(0.29)%

Supplemental Data
Net assets, end of period (000)	$167,178	$171,844	$204,312	$204,690	$210,681	$220,527

Portfolio turnover rate of the Portfolio	22%	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Large Cap Value Fund

	Class R
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$20.33	$20.96	$17.86	$14.92	$12.08	$12.81

Net investment income[1]	0.06	0.09	0.09	0.10	0.09	0.04
Net realized and unrealized gain (loss)	0.73	(0.61)	3.01	3.09	2.80	(0.72)

Net increase (decrease) from investment operations	0.79	(0.52)	3.10	3.19	2.89	(0.68)

Distributions from net investment income[2]	(0.09)	(0.11)	—	(0.25)	(0.05)	(0.05)

Net asset value, end of period	$21.03	$20.33	$20.96	$17.86	$14.92	$12.08

Total Return[3]
Based on net asset value	3.91%[4]	(2.52)%	17.36%	21.70%	23.98%	(5.32)%

Ratios to Average Net Assets[5]
Total expenses	1.50%[6,7]	1.48%[6]	1.48%[6]	1.54%[6]	1.57%	1.56%

Total expenses after fees waived and/or reimbursed	1.44%[6,7]	1.43%[6]	1.43%[6]	1.49%[6]	1.56%	1.56%

Net investment income	0.56%[6,7]	0.43%[6]	0.48%[6]	0.63%[6]	0.70%	0.25%

Supplemental Data
Net assets, end of period (000)	$36,257	$34,551	$43,377	$49,267	$59,934	$67,672

Portfolio turnover rate of the Portfolio	22%	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	35

Financial Highlights	BlackRock Large Cap Value Retirement Portfolio

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$18.63	$21.39	$19.12	$15.93	$12.91	$13.67

Net investment income[1]	0.12	0.24	0.25	0.25	0.24	0.17
Net realized and unrealized gain (loss)	0.68	(0.54)	3.12	3.30	2.99	(0.76)

Net increase (decrease) from investment operations	0.80	(0.30)	3.37	3.55	3.23	(0.59)

Distributions:[2]
From net investment income	(0.25)	(0.25)	(0.14)	(0.36)	(0.21)	(0.17)
From net realized gain	(1.07)	(2.21)	(0.96)	—	—	—

Total distributions	(1.32)	(2.46)	(1.10)	(0.36)	(0.21)	(0.17)

Net asset value, end of period	$18.11	$18.63	$21.39	$19.12	$15.93	$12.91

Total Return[3]
Based on net asset value	4.34%[4]	(1.80)%	18.23%	22.71%	25.23%	(4.44)%

Ratios to Average Net Assets[5]
Total expenses	0.73%[6,7]	0.71%[6]	0.68%[6]	0.68%[6]	0.67%	0.70%

Total expenses after reimbursement	0.67%[6,7]	0.67%[6]	0.67%[6]	0.67%[6]	0.62%	0.67%

Net investment income	1.33%[6,7]	1.19%[6]	1.24%[6]	1.42%[6]	1.63%	1.13%

Supplemental Data
Net assets, end of period (000)	$162,450	$155,323	$159,865	$133,921	$103,636	$144,964

Portfolio turnover rate of the Portfolio	22%	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Series Funds, Inc.

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are herein collectively referred to as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Large Cap Core Fund	Large Cap Core	Diversified
BlackRock Large Cap Growth Fund	Large Cap Growth	Diversified
BlackRock Large Cap Value Fund	Large Cap Value	Diversified
BlackRock Large Cap Value Retirement Portfolio	Large Cap Value Retirement	Diversified

The Funds seek to achieve their investment objectives by investing all of their assets in the corresponding master portfolios (individually, a “Portfolio” or collectively, the “Portfolios”) of Master Large Cap Series LLC (the “Master LLC”), an affiliate of the Funds. Large Cap Core invests all of its assets in Master Large Cap Core Portfolio. Large Cap Growth invests all of its assets in Master Large Cap Growth Portfolio. Large Cap Value and Large Cap Value Retirement invest all of their assets in Master Large Cap Value Portfolio. Each Portfolio has the same investment objective and strategies as the corresponding Fund. The value of a Fund’s investment in the applicable Portfolio reflects the Fund’s proportionate interest in the net assets of such Portfolio. The performance of a Fund is directly affected by the performance of the applicable Portfolio. At March 31, 2016, the percentage of Master Large Cap Core Portfolio owned by Large Cap Core was 73.1%; the percentage of Master Large Cap Growth Portfolio owned by Large Cap Growth was 98.6%; and the percentages of Master Large Cap Value Portfolio owned by Large Cap Value and Large Cap Value Retirement were 80.6% and 19.4%; respectively. As such, the financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Large Cap Core, Large Cap Growth and Large Cap Value each offer multiple classes of shares. Large Cap Value Retirement offers Institutional Shares. Institutional and Service Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions. Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Class R Shares are sold only to certain employer-sponsored retirement plans. Investor A and Class C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Portfolios are accounted on a trade date basis. Each Fund records its proportionate share of the corresponding Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, each Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	37

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (the “Manager”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses prorated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

Each Fund’s policy is to value its financial instruments at fair value. Each Fund records its investment in the corresponding the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 3 of the Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration

The Corporation, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Large Cap Core, Large Cap Growth and Large Cap Value each pay the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of such Fund’s net assets. The Funds do not pay an investment advisory fee or investment management fee. With respect to Large Cap Value Retirement, the Administrator does not receive an administration fee.

Service and Distribution Fees

The Corporation, on behalf of Large Cap Core, Large Cap Growth and Large Cap Value, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Large Cap Core	$ 1,417	$951,678	$26,451	$1,775,966	$93,205	$2,848,717
Large Cap Growth	$ 2,055	$685,040	$ 5,531	$ 977,108	$55,538	$1,725,272
Large Cap Value	$14,843	$375,751	$11,143	$ 887,005	$89,056	$1,377,798

38	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Large Cap Core	$ 20,240	$891	$ 132	—	$ 21,263
Large Cap Growth	$131,358	$184	$1,163	—	$132,705
Large Cap Value	$ 2,954	$539	$1,336	$48	$ 4,877

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to shareholder inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2016, the Funds reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Large Cap Core	$14,433	$ 12	$111,241	$6,143	$2,927	$130	$134,886
Large Cap Growth	$ 774	$ 344	$ 5,794	$ 190	$1,455	$ 43	$ 8,600
Large Cap Value	$ 578	$2,015	$ 13,890	$ 423	$1,024	—	$ 17,930
Large Cap Value Retirement	$ 227	—	—	—	—	—	$ 227
For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Large Cap Core	$252,940	$ 1,094	$878,357	$31,286	$383,679	$33,957	$1,581,313
Large Cap Growth	$275,491	$ 1,499	$515,995	$ 2,401	$210,439	$19,665	$1,025,490
Large Cap Value	$ 95,553	$10,635	$254,865	$ 4,328	$161,119	33,734	$ 560,234
Large Cap Value Retirement	$103,551	—	—	—	—	—	$ 103,551

Other Fees

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Large Cap Core	$14,880
Large Cap Growth	$24,241
Large Cap Value	$6,170

For the six months ended March 31, 2016, affiliates received the following CDSCs as follows:

	Investor A	Investor C
Large Cap Core	$1,622	$10,166
Large Cap Growth	$2,519	$14,661
Large Cap Value	—	$ 1,906

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	39

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Expense Limitations, Waivers and Reimbursements

With respect to Large Cap Core, Large Cap Growth and Large Cap Value Retirement, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	Large Cap Core	Large Cap Growth	Large Cap Value Retirement
Institutional	—	0.84%	0.67%
Service	—	1.13%	—
Investor A	1.14%	1.13%	—
Investor B	1.97%	1.95%	—
Investor C	—	1.95%	—
Class R	—	1.38%	—

The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2017, unless approved by the Board of Directors of the Corporation (the “Board”), including a majority of the independent directors or by a majority of the outstanding voting securities of the Funds. These amounts waived and/or reimbursed, if any, are shown as fees waived and/or reimbursed by administrator and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations.

Class specific expense reimbursements are as follows:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Large Cap Core	—	—	$409,311	$25,941	—	—	$435,252
Large Cap Growth	$201,489	$829	$293,110	$ 1,590	$62,888	$10,626	$570,532
Large Cap Value Retirement	$ 49,616	—	—	—	—	—	$ 49,616

With respect to Large Cap Value, the Administrator voluntarily agreed to waive 0.05%, as a percentage of average daily net assets, of the administration fee payable. This voluntary waiver may be reduced or discontinued at any time without notice. This amount waived, if any, is shown as fees waived and/or reimbursed by administrator, in the Statements of Operations.

Officers and Directors

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statements of Operations.

5. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2016, inclusive of open tax years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

40	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

As of period end, the Funds listed below had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Large Cap Value
2017	$543,404,823

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Large Cap Core	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,714,340	$ 29,592,030	3,773,841	$ 70,153,843
Shares issued in reinvestment of distributions	666,923	11,804,515	126,387	2,258,546
Shares redeemed	(2,961,289)	(51,414,952)	(5,938,890)	(108,654,427)

Net decrease	(580,026)	$(10,018,407)	(2,038,662)	$ (36,242,038)

Service
Shares sold	2,557	$43,985	3,797	$ 70,013
Shares issued in reinvestment of distributions	1,782	31,361	174	3,095
Shares redeemed	(498)	(8,714)	(3,471)	(64,052)

Net increase	3,841	$66,632	500	$ 9,056

Investor A
Shares sold and automatic conversion of shares	1,953,359	$ 33,473,737	4,899,375	$ 87,706,303
Shares issued in reinvestment of distributions	1,169,926	20,216,045	142,959	2,496,056
Shares redeemed	(3,554,622)	(60,980,505)	(7,749,316)	(138,830,844)

Net decrease	(431,337)	$ (7,290,723)	(2,706,982)	$ (48,628,485)

Investor B
Shares sold	6,087	$ 92,474	17,139	$ 282,900
Shares issued in reinvestment of distributions	9,191	145,857	—	—
Shares redeemed and automatic conversion of shares	(123,945)	(1,910,378)	(473,561)	(7,833,466)

Net decrease	(108,667)	$(1,672,047)	(456,422)	$(7,550,566)

Investor C
Shares sold	1,536,004	$ 23,889,113	3,814,222	$ 62,064,414
Shares issued in reinvestment of distributions	536,402	8,394,429	—	10
Shares redeemed	(3,114,137)	(48,296,609)	(5,723,389)	(93,139,848)

Net decrease	(1,041,731)	$(16,013,067)	(1,909,167)	$(31,075,424)

Class R
Shares sold	355,450	$ 5,841,978	635,301	$ 10,858,458
Shares issued in reinvestment of distributions	62,580	1,035,061	—	—
Shares redeemed	(481,418)	(7,829,638)	(992,712)	(16,958,234)

Net decrease	(63,388)	$ (952,599)	(357,411)	$ (6,099,776)

Total Net Decrease	(2,221,308)	$(35,880,211)	(7,468,144)	$(129,587,233)

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	41

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Large Cap Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,094,727	$ 14,797,799	4,962,477	$ 71,239,064
Shares issued in reinvestment of distributions	1,193,477	16,290,951	2,755,379	37,803,785
Shares redeemed	(927,524)	(12,744,237)	(6,972,356)	(99,821,062)

Net increase	1,360,680	$ 18,344,513	745,500	$ 9,221,787

Service
Shares sold	3,306	$ 42,788	5,135	$ 73,556
Shares issued in reinvestment of distributions	5,648	76,816	16,280	222,707
Shares redeemed	(5,864)	(75,458)	(31,432)	(442,789)

Net increase (decrease)	3,090	$ 44,146	(10,017)	$(146,526)

Investor A
Shares sold and automatic conversion of shares	4,234,501	$ 55,737,705	8,530,604	$ 118,056,683
Shares issued in reinvestment of distributions	2,014,303	26,226,027	4,716,368	61,925,853
Shares redeemed	(5,077,303)	(65,816,264)	(8,427,346)	(116,214,363)

Net increase	1,171,501	$ 16,147,468	4,819,626	$ 63,768,173

Investor B
Shares sold	12,095	$ 138,233	25,457	$ 308,186
Shares issued in reinvestment of distributions	5,600	63,899	28,424	331,709
Shares redeemed and automatic conversion of shares	(49,330)	(561,192)	(156,647)	(1,915,916)

Net decrease	(31,635)	$(359,060)	(102,766)	$(1,276,021)

Investor C
Shares sold	2,029,100	$ 23,113,707	4,355,063	$ 52,891,600
Shares issued in reinvestment of distributions	910,846	10,274,160	2,119,680	24,482,215
Shares redeemed	(3,216,287)	(36,384,313)	(4,366,776)	(52,761,381)

Net increase (decrease)	(276,341)	$ (2,996,446)	2,107,967	$ 24,612,434

Class R
Shares sold	443,559	$ 5,549,975	459,276	$ 6,028,623
Shares issued in reinvestment of distributions	94,341	1,158,507	236,435	2,941,251
Shares redeemed	(395,641)	(4,898,226)	(641,011)	(8,386,710)

Net increase	142,259	$ 1,810,256	54,700	$ 583,164

Total Net Increase	2,369,554	$32,990,877	7,615,010	$96,763,011

Large Cap Value
Institutional
Shares sold	726,846	$ 16,195,571	1,205,013	$ 27,672,716
Shares issued in reinvestment of distributions	56,405	1,255,014	67,082	1,503,310
Shares redeemed	(809,981)	(17,514,374)	(2,048,036)	(47,005,290)

Net decrease	(26,730)	$ (63,789)	(775,941)	$(17,829,264)

Service
Shares sold	1,097	$ 23,921	4,315	$ 97,924
Shares issued in reinvestment of distributions	3,790	83,833	4,792	106,765
Shares redeemed	(27,076)	(595,415)	(93,099)	(2,115,586)

Net decrease	(22,189)	$(487,661)	(83,992)	$(1,910,897)

42	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Notes to Financial Statements (concluded)	BlackRock Large Cap Series Funds, Inc.

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Large Cap Value (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	1,614,978	$ 35,518,295	1,997,033	$ 44,709,321
Shares issued in reinvestment of distributions	95,340	2,083,144	113,425	2,496,477
Shares redeemed	(2,379,707)	(51,173,308)	(4,192,798)	(94,058,562)

Net decrease	(669,389)	$(13,571,869)	(2,082,340)	$(46,852,764)

Investor B
Shares sold	3,233	$ 63,023	4,468	$ 93,158
Shares redeemed and automatic conversion of shares	(47,288)	(951,940)	(207,441)	(4,374,077)

Net decrease	(44,055)	$(888,917)	(202,973)	$(4,280,919)

Investor C
Shares sold	1,811,773	$ 37,422,014	1,132,567	$ 23,559,890
Shares issued in reinvestment of distributions	2,541	51,651	6,486	132,964
Shares redeemed	(2,350,476)	(46,090,251)	(2,478,024)	(51,550,779)

Net decrease	(536,162)	$ (8,616,586)	(1,338,971)	$(27,857,925)

Class R
Shares sold	276,982	$ 5,719,737	420,516	$ 9,092,961
Shares issued in reinvestment of distributions	7,689	161,931	10,142	215,130
Shares redeemed	(259,810)	(5,371,902)	(800,942)	(17,387,664)

Net increase (decrease)	24,861	$ 509,766	(370,284)	$ (8,079,573)

Total Net Decrease	(1,273,664)	$(23,119,056)	(4,854,501)	$(106,811,342)

Large Cap Value Retirement
Institutional
Shares sold	774,828	$ 14,123,568	1,281,285	$ 25,875,935
Shares issued in reinvestment of distributions	607,655	10,992,475	953,992	18,431,121
Shares redeemed	(745,828)	(13,613,342)	(1,374,558)	(27,741,211)

Net increase	636,655	$ 11,502,701	860,719	$ 16,565,845

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	43

Portfolio Information as of March 31,2016 (Unaudited)	Master Large Cap Series LLC

Ten Largest Holdings

Master Large Cap Core Portfolio	Percent of Net Assets

Apple Inc.	4%
JPMorgan Chase & Co.	3
Microsoft Corp.	3
Comcast Corp., Class A	3
CVS Health Corp.	3
Bank of America Corp.	3
Aetna, Inc.	3
Cisco Systems, Inc.	2
Lowe’s Cos., Inc.	2
Home Depot, Inc.	2

Master Large Cap Growth Portfolio	Percent of Net Assets

Apple Inc.	7%
Microsoft Corp.	4
Comcast Corp., Class A	4
Home Depot, Inc.	4
Altria Group, Inc.	3
Alphabet, Inc., Class C	3
Alphabet, Inc., Class A	3
Amgen, Inc.	3
Facebook, Inc., Class A	3
UnitedHealth Group, Inc	3

Master Large Cap Value Portfolio	Percent of Net Assets

JPMorgan Chase & Co.	5%
Bank of America Corp.	3
Cisco Systems, Inc.	3
U.S. Bancorp	3
Microsoft Corp.	3
Pfizer, Inc.	3
Comcast Corp., Class A	2
UnitedHealth Group, Inc.	2
Aetna, Inc.	2
Carnival Corp.	2

Sector Allocations

Master Large Cap Core Portfolio	Percent of Net Assets

Information Technology	23%
Health Care	18
Consumer Discretionary	17
Financials	16
Consumer Staples	8
Industrials	7
Energy	5
Materials	3
Utilities	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

Master Large Cap Growth Portfolio	Percent of Net Assets

Information Technology	34%
Consumer Discretionary	20
Health Care	17
Consumer Staples	9
Industrials	7
Financials	5
Materials	4
Energy	1
Short-Term Securities	3

Master Large Cap Value Portfolio	Percent of Net Assets

Financials	23%
Health Care	17
Information Technology	17
Consumer Discretionary	12
Energy	10
Industrials	7
Consumer Staples	7
Materials	4
Utilities	2
Investment Companies	1

For Portfolio compliance purposes, the Portfolios’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

44	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Schedule of Investments March 31, 2016 (Unaudited)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
Raytheon Co.	225,920	$27,704,570
Air Freight & Logistics — 0.7%
FedEx Corp.	94,620	15,396,566
Airlines — 2.9%
Delta Air Lines, Inc.	417,800	20,338,504
Southwest Airlines Co.	775,500	34,742,400
United Continental Holdings, Inc. (a)	136,920	8,196,031

		63,276,935
Auto Components — 2.2%
Goodyear Tire & Rubber Co.	411,300	13,564,674
Lear Corp.	310,206	34,485,601

		48,050,275
Banks — 10.3%
Bank of America Corp.	4,274,866	57,796,188
Citigroup, Inc.	623,418	26,027,702
JPMorgan Chase & Co.	1,151,524	68,193,251
SunTrust Banks, Inc.	667,340	24,077,627
U.S. Bancorp	1,245,025	50,535,565

		226,630,333
Beverages — 1.6%
Dr Pepper Snapple Group, Inc.	282,300	25,243,266
Molson Coors Brewing Co., Class B	101,800	9,791,124

		35,034,390
Biotechnology — 3.6%
Amgen, Inc.	278,650	41,777,996
Gilead Sciences, Inc.	401,080	36,843,209

		78,621,205
Building Products — 0.5%
Owens Corning	255,600	12,084,768
Capital Markets — 1.7%
Goldman Sachs Group, Inc.	243,680	38,252,886
Chemicals — 1.5%
Dow Chemical Co.	279,100	14,195,026
Eastman Chemical Co.	260,000	18,779,800

		32,974,826
Communications Equipment — 2.9%
Brocade Communications Systems, Inc.	1,065,642	11,274,492
Cisco Systems, Inc.	1,867,820	53,176,835

		64,451,327
Construction & Engineering — 0.2%
EMCOR Group, Inc.	92,700	4,505,220
Consumer Finance — 0.8%
SLM Corp. (a)	2,719,365	17,295,162

Common Stocks	Shares	Value
Containers & Packaging — 1.3%
Avery Dennison Corp.	152,600	$11,003,986
Packaging Corp. of America	277,313	16,749,705

		27,753,691
Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	345,740	14,348,210
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	99,180	7,314,525
Weatherford International PLC (a)	438,390	3,410,674

		10,725,199
Food & Staples Retailing — 2.9%
CVS Health Corp.	607,425	63,008,195
Food Products — 1.3%
Pilgrim’s Pride Corp. (a)	184,100	4,676,140
Tyson Foods, Inc., Class A	357,190	23,810,285

		28,486,425
Health Care Providers & Services — 9.8%
Aetna, Inc.	475,300	53,399,955
Centene Corp. (a)	369,300	22,737,801
Cigna Corp.	291,100	39,950,564
Humana, Inc.	96,500	17,654,675
Laboratory Corp. of America Holdings (a)	186,540	21,849,430
UnitedHealth Group, Inc.	337,100	43,452,190
Universal Health Services, Inc., Class B	122,830	15,319,358

		214,363,973
Hotels, Restaurants & Leisure — 2.2%
Carnival Corp.	920,538	48,576,790
Household Durables — 1.4%
DR Horton, Inc.	394,435	11,923,770
Lennar Corp., Class A	180,300	8,719,308
NVR, Inc. (a)	3,220	5,578,328
Toll Brothers, Inc. (a)	149,088	4,399,587

		30,620,993
Insurance — 2.6%
American International Group, Inc.	549,900	29,722,095
Travelers Cos., Inc.	228,830	26,706,749

		56,428,844
Internet & Catalog Retail — 0.7%
Priceline Group, Inc. (a)	12,832	16,539,935
Internet Software & Services — 5.2%
Alphabet, Inc., Class A (a)	58,277	44,459,523
Alphabet, Inc., Class C (a)	63,554	47,344,552
Facebook, Inc., Class A (a)	201,200	22,956,920

		114,760,995

Portfolio Abbreviations
ADR	American Depositary Receipts
SPDR	Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	45

Schedule of Investments (continued)	Master Large Cap Core Portfolio

Common Stocks	Shares	Value
IT Services — 2.8%
Amdocs Ltd.	321,779	$19,441,887
Cognizant Technology Solutions Corp., Class A (a)	592,200	37,130,940
Total System Services, Inc.	104,474	4,970,873

		61,543,700
Leisure Products — 0.2%
Vista Outdoor, Inc. (a)	79,552	4,129,544
Machinery — 0.9%
Parker-Hannifin Corp.	102,500	11,385,700
WABCO Holdings, Inc. (a)	72,800	7,783,776

		19,169,476
Media — 4.0%
Comcast Corp., Class A	1,064,500	65,019,660
Omnicom Group, Inc.	266,770	22,203,267

		87,222,927
Multi-Utilities — 1.0%
Public Service Enterprise Group, Inc.	481,100	22,679,054
Oil, Gas & Consumable Fuels — 4.2%
Anadarko Petroleum Corp.	110,380	5,140,397
BP PLC — ADR	492,710	14,869,988
Chevron Corp.	140,400	13,394,160
Hess Corp.	162,832	8,573,105
HollyFrontier Corp.	58,700	2,073,284
Marathon Oil Corp.	538,300	5,996,662
Statoil ASA — ADR	293,700	4,569,972
Suncor Energy, Inc.	797,600	22,181,256
Tesoro Corp.	66,893	5,753,467
Valero Energy Corp.	137,700	8,832,078

		91,384,369
Paper & Forest Products — 0.4%
Domtar Corp.	245,500	9,942,750
Pharmaceuticals — 4.7%
Allergan PLC (a)	75,700	20,289,871
Johnson & Johnson	80,095	8,666,279
Merck & Co., Inc.	59,943	3,171,584
Pfizer, Inc.	1,334,290	39,548,356
Teva Pharmaceutical Industries Ltd. — ADR	575,436	30,791,580

		102,467,670
Road & Rail — 0.5%
Norfolk Southern Corp.	142,567	11,868,703
Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	677,170	21,906,450

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	158,500	$13,092,100
NVIDIA Corp.	283,400	10,097,542

		45,096,092
Software — 4.8%
Activision Blizzard, Inc.	1,179,190	39,903,790
Microsoft Corp.	1,205,600	66,585,288

		106,489,078
Specialty Retail — 5.9%
GNC Holdings, Inc., Class A	246,400	7,823,200
Home Depot, Inc.	382,500	51,036,975
Lowe’s Cos., Inc.	690,800	52,328,100
Ross Stores, Inc.	311,158	18,016,048

		129,204,323
Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	697,400	76,009,626
EMC Corp.	851,070	22,681,016
Western Digital Corp.	136,010	6,425,112

		105,115,754
Textiles, Apparel & Luxury Goods — 0.2%
Fossil Group, Inc. (a)	105,300	4,677,426
Tobacco — 2.3%
Altria Group, Inc.	808,739	50,675,586
Total Common Stocks — 97.6%		2,141,558,165

Investment Companies — 0.4%
Utilities Select Sector SPDR Fund	188,000	9,328,560
Total Long-Term Investments (Cost — $1,691,944,526) — 98.0%		2,150,886,725

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (b)(c)	60,399,930	60,399,930
Total Short-Term Securities (Cost — $60,399,930) — 2.8%		60,399,930
Total Investments (Cost — $1,752,344,456) — 100.8%		2,211,286,655
Liabilities in Excess of Other Assets — (0.8)%		(17,454,767)

Net Assets — 100.0%		$2,193,831,888

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2015	Net Activity	Shares/Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	29,818,476	30,581,454	60,399,930	$72,532		$500
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	7,211	[1]	—
Total				$79,743		$500

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

See Notes to Financial Statements.

46	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$4,978,545	—	—	—	$4,978,545

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$43,343,244	[1]

[1]	Actual amounts for the six months are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$2,141,558,165	—	—	$2,141,558,165
Investment Companies	9,328,560	—	—	9,328,560
Short-Term Securities	60,399,930	—	—	60,399,930

Total	$2,211,286,655	—	—	$2,211,286,655

[1]	See above Schedule of Investments for values in each industry.

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	47

Schedule of Investments March 31, 2016 (Unaudited)	Master Large Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
Lockheed Martin Corp.	17,770	$3,936,055
Rockwell Collins, Inc.	75,800	6,989,518

		10,925,573
Air Freight & Logistics — 0.8%
FedEx Corp.	57,270	9,318,974
Airlines — 4.3%
Delta Air Lines, Inc.	256,613	12,491,921
JetBlue Airways Corp. (a)	155,900	3,292,608
Southwest Airlines Co.	559,016	25,043,917
United Continental Holdings, Inc. (a)	150,930	9,034,670

		49,863,116
Auto Components — 2.2%
Goodyear Tire & Rubber Co.	138,661	4,573,040
Lear Corp.	187,224	20,813,692

		25,386,732
Banks — 2.3%
U.S. Bancorp	527,410	21,407,572
Wells Fargo & Co.	102,300	4,947,228

		26,354,800
Beverages — 1.9%
Dr Pepper Snapple Group, Inc.	251,570	22,495,389
Biotechnology — 5.7%
Amgen, Inc.	230,100	34,498,893
Gilead Sciences, Inc.	352,809	32,409,035

		66,907,928
Capital Markets — 0.9%
Goldman Sachs Group, Inc.	63,299	9,936,677
Chemicals — 1.8%
Dow Chemical Co.	138,860	7,062,420
Eastman Chemical Co.	189,822	13,710,843

		20,773,263
Communications Equipment — 1.4%
Cisco Systems, Inc.	574,270	16,349,467
Consumer Finance — 0.9%
SLM Corp. (a)	1,572,252	9,999,523
Containers & Packaging — 2.1%
Avery Dennison Corp.	162,412	11,711,529
Packaging Corp. of America	202,474	12,229,430

		23,940,959
Electronic Equipment, Instruments & Components — 1.5%
CDW Corp.	420,110	17,434,565
Energy Equipment & Services — 0.8%
Schlumberger Ltd.	126,523	9,331,071
Food & Staples Retailing — 2.3%
CVS Health Corp.	258,324	26,795,948
Food Products — 1.4%
Pilgrim’s Pride Corp. (a)	141,010	3,581,654
Tyson Foods, Inc., Class A	188,961	12,596,140

		16,177,794
Health Care Providers & Services — 9.4%
Aetna, Inc.	228,700	25,694,445
Centene Corp. (a)	239,660	14,755,866
Cigna Corp.	100,588	13,804,697

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings (a)	104,580	$12,249,455
UnitedHealth Group, Inc.	253,620	32,691,618
Universal Health Services, Inc., Class B	82,856	10,333,800

		109,529,881
Household Durables — 1.9%
DR Horton, Inc.	270,846	8,187,674
Lennar Corp., Class A	100,760	4,872,754
NVR, Inc. (a)	3,198	5,540,215
Toll Brothers, Inc. (a)	108,560	3,203,606

		21,804,249
Industrial Conglomerates — 0.3%
3M Co.	18,830	3,137,643
Insurance — 1.4%
Travelers Cos., Inc.	135,320	15,793,197
Internet & Catalog Retail — 2.0%
Priceline Group, Inc. (a)	18,235	23,504,186
Internet Software & Services — 9.2%
Alphabet, Inc., Class A (a)	47,825	36,485,693
Alphabet, Inc., Class C (a)	50,434	37,570,808
Facebook, Inc., Class A (a)	290,848	33,185,757

		107,242,258
IT Services — 4.9%
Amdocs Ltd.	174,583	10,548,305
Cognizant Technology Solutions Corp., Class A (a)	451,470	28,307,169
DST Systems, Inc.	82,013	9,248,606
Total System Services, Inc.	197,258	9,385,536

		57,489,616
Machinery — 0.9%
Parker-Hannifin Corp.	49,500	5,498,460
WABCO Holdings, Inc. (a)	49,530	5,295,748

		10,794,208
Media — 5.5%
Comcast Corp., Class A	664,900	40,612,092
Omnicom Group, Inc.	283,240	23,574,065

		64,186,157
Multiline Retail — 0.2%
Macy’s, Inc.	61,930	2,730,494
Oil, Gas & Consumable Fuels — 0.3%
HollyFrontier Corp.	30,400	1,073,728
Marathon Petroleum Corp.	56,212	2,089,962

		3,163,690
Pharmaceuticals — 1.3%
Allergan PLC (a)	21,169	5,673,927
Teva Pharmaceutical Industries Ltd. — ADR	178,002	9,524,887

		15,198,814
Semiconductors & Semiconductor Equipment — 2.4%
Intel Corp.	151,580	4,903,613
Lam Research Corp.	121,296	10,019,050
NVIDIA Corp.	379,759	13,530,813

		28,453,476
Software — 5.9%
Activision Blizzard, Inc.	537,954	18,204,363

See Notes to Financial Statements.

48	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Schedule of Investments (continued)	Master Large Cap Growth Portfolio

Common Stocks	Shares	Value
Software (continued)
Microsoft Corp.	904,910	$49,978,179

		68,182,542
Specialty Retail — 8.3%
GNC Holdings, Inc., Class A	100,226	3,182,175
Home Depot, Inc.	302,445	40,355,236
Lowe’s Cos., Inc.	412,800	31,269,600
Ross Stores, Inc.	265,752	15,387,041
TJX Cos., Inc.	81,177	6,360,218

		96,554,270
Technology Hardware, Storage & Peripherals — 8.1%
Apple Inc.	734,907	80,097,514
EMC Corp.	467,191	12,450,640
Western Digital Corp.	25,300	1,195,172

		93,743,326
Textiles, Apparel & Luxury Goods — 0.3%
Fossil Group, Inc. (a)	68,360	3,036,551

Common Stocks	Shares	Value
Tobacco — 3.2%
Altria Group, Inc.	601,401	$37,683,787
Total Long-Term Investments (Cost — $831,315,497) — 96.7%		1,124,220,124

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (b)(c)	37,213,592	37,213,592
Total Short-Term Securities (Cost — $37,213,592) — 3.2%		37,213,592
Total Investments (Cost — $868,529,089) — 99.9%		1,161,433,716
Other Assets Less Liabilities — 0.1%		1,737,899

Net Assets — 100.0%		$1,163,171,615

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2015	Net Activity	Shares/Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	12,025,797	25,187,795	37,213,592	$45,437		$712
BlackRock Liquidity Series, LLC, Money Market Series	$ 5,520,537	(5,520,537)	—	137,347	[1]	—
Total				$182,784		$712

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expense, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value		Unrealized Appreciation
188	S&P 500 E-Mini Futures	June 2016	USD	19,284,100	$676,768

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Statements of Assets and Liabilities Location		Commodity Contracts	Credit Contracts	Equity Contracts	foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation	[1]	—	—	$676,768	—	—	—	$676,768

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	49

Schedule of Investments (concluded)	Master Large Cap Growth Portfolio

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operation was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$521,006	—	—	—	$521,006

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$676,768	—	—	—	$676,768

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,642,050

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative instruments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,124,220,124	—	—	$1,124,220,124
Short-Term Securities	37,213,592	—	—	37,213,592

Total	$1,161,433,716	—	—	$1,161,433,716

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$ 676,768	—	—	$ 676,768

[2] Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash pledged for futures contracts of $893,000 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

50	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Schedule of Investments March 31, 2016 (Unaudited)	Master Large Cap Value Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.7%
Raytheon Co.	115,673	$14,184,980
Air Freight & Logistics — 0.5%
FedEx Corp.	25,322	4,120,396
Airlines — 1.9%
JetBlue Airways Corp. (a)	142,900	3,018,048
Southwest Airlines Co.	154,900	6,939,520
United Continental Holdings, Inc. (a)	97,600	5,842,336

		15,799,904
Auto Components — 3.2%
Goodyear Tire & Rubber Co.	397,515	13,110,045
Lear Corp.	124,990	13,895,138

		27,005,183
Banks — 15.2%
Bank of America Corp.	2,105,578	28,467,415
Citigroup, Inc.	416,319	17,381,318
JPMorgan Chase & Co.	649,488	38,462,679
SunTrust Banks, Inc.	354,671	12,796,530
U.S. Bancorp	613,019	24,882,441
Wells Fargo & Co.	116,835	5,650,141

		127,640,524
Beverages — 1.0%
Molson Coors Brewing Co., Class B	86,036	8,274,942
Biotechnology — 0.8%
Amgen, Inc.	43,300	6,491,969
Building Products — 1.0%
Owens Corning	173,053	8,181,946
Capital Markets — 2.1%
Goldman Sachs Group, Inc.	114,670	18,000,897
Chemicals — 2.2%
Dow Chemical Co.	151,680	7,714,445
Eastman Chemical Co.	149,404	10,791,451

		18,505,896
Communications Equipment — 3.8%
Brocade Communications Systems, Inc.	442,281	4,679,333
Cisco Systems, Inc.	949,210	27,024,009

		31,703,342
Construction & Engineering — 0.2%
EMCOR Group, Inc.	35,800	1,739,880
Consumer Finance — 0.9%
SLM Corp. (a)	1,129,542	7,183,887
Containers & Packaging — 1.0%
Avery Dennison Corp.	111,096	8,011,133
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B (a)	60,431	8,573,950
Diversified Telecommunication Services — 0.3%
AT&T Inc.	65,100	2,549,967
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	216,370	8,979,355
Energy Equipment & Services — 1.9%
Schlumberger Ltd.	183,546	13,536,517
Weatherford International PLC (a)	345,701	2,689,554

		16,226,071
Food & Staples Retailing — 2.0%
CVS Health Corp.	162,521	16,858,303
Food Products — 1.9%
Pilgrim’s Pride Corp. (a)	90,881	2,308,377

Common Stocks	Shares	Value
Food Products (continued)
Tyson Foods, Inc., Class A	205,270	$13,683,298

		15,991,675
Health Care Providers & Services — 10.4%
Aetna, Inc.	173,630	19,507,331
Centene Corp. (a)	100,951	6,215,553
Cigna Corp.	92,430	12,685,093
Humana, Inc.	54,029	9,884,606
Laboratory Corp. of America Holdings (a)	78,912	9,242,963
UnitedHealth Group, Inc.	157,980	20,363,622
Universal Health Services, Inc., Class B	75,593	9,427,959

		87,327,127
Hotels, Restaurants & Leisure — 2.3%
Carnival Corp.	365,563	19,290,759
Household Durables — 1.7%
DR Horton, Inc.	287,031	8,676,947
Lennar Corp., Class A	84,580	4,090,289
Toll Brothers, Inc. (a)	60,150	1,775,027

		14,542,263
Industrial Conglomerates — 0.8%
General Electric Co.	223,265	7,097,594
Insurance — 3.3%
American International Group, Inc.	262,883	14,208,826
Travelers Cos., Inc.	119,418	13,937,275

		28,146,101
IT Services — 2.2%
Amdocs Ltd.	145,898	8,815,157
DST Systems, Inc.	51,436	5,800,438
Total System Services, Inc.	79,584	3,786,607

		18,402,202
Leisure Products — 0.5%
Vista Outdoor, Inc. (a)	75,475	3,917,907
Machinery — 0.6%
Parker-Hannifin Corp.	43,527	4,834,979
Media — 2.5%
Comcast Corp., Class A	341,150	20,837,442
Multi-Utilities — 2.0%
Public Service Enterprise Group, Inc.	295,950	13,951,083
SCANA Corp.	39,996	2,805,719

		16,756,802
Oil, Gas & Consumable Fuels — 7.8%
Anadarko Petroleum Corp.	41,483	1,931,863
BP PLC — ADR	487,571	14,714,893
Chevron Corp.	70,489	6,724,651
Exxon Mobil Corp.	165,399	13,825,702
Hess Corp.	36,842	1,939,731
Marathon Oil Corp.	209,028	2,328,572
Statoil ASA — ADR	110,600	1,720,936
Suncor Energy, Inc.	550,987	15,322,948
Tesoro Corp.	37,527	3,227,697
Valero Energy Corp.	59,293	3,803,053

		65,540,046
Paper & Forest Products — 0.8%
Domtar Corp.	167,573	6,786,707
Pharmaceuticals — 6.1%
Allergan PLC (a)	12,800	3,430,784
Johnson & Johnson	71,700	7,757,940
Merck & Co., Inc.	105,480	5,580,947

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	51

Schedule of Investments (continued)	Master Large Cap Value Portfolio

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Pfizer, Inc.	725,495	$21,503,672
Teva Pharmaceutical Industries Ltd. — ADR	237,708	12,719,755

		50,993,098
Road & Rail — 0.5%
Norfolk Southern Corp.	54,966	4,575,919
Semiconductors & Semiconductor Equipment — 3.1%
Intel Corp.	254,161	8,222,108
Lam Research Corp.	104,616	8,641,282
NVIDIA Corp.	257,396	9,171,019

		26,034,409
Software — 4.2%
Activision Blizzard, Inc.	402,219	13,611,091
Microsoft Corp.	392,103	21,655,849

		35,266,940
Specialty Retail — 1.9%
GNC Holdings, Inc., Class A	134,425	4,267,994
Lowe’s Cos., Inc.	153,753	11,646,790

		15,914,784
Technology Hardware, Storage & Peripherals — 2.2%
Apple Inc.	58,719	6,399,784
EMC Corp.	386,056	10,288,392
Western Digital Corp.	38,360	1,812,126

		18,500,302

Common Stocks	Shares	Value
Tobacco — 2.1%
Altria Group, Inc.	286,654	$17,961,740
Total Common Stocks — 98.7%		828,751,321

Investment Companies — 0.6%
Utilities Select Sector SPDR Fund	107,300	5,324,226
Total Long-Term Investments (Cost — $672,226,004) — 99.3%		834,075,547

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (b)(c)	3,370,366	3,370,366
Total Short-Term Securities (Cost — $3,370,366) — 0.4%		3,370,366
Total Investments (Cost — $675,596,370) — 99.7%		837,445,913
Other Assets Less Liabilities — 0.3%		2,515,993

Net Assets — 100.0%		$839,961,906

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2015	Net Activity	Shares/Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	20,813,175	(17,442,809)	3,370,366	$28,449		$1,314
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	16,388	[1]	—
Total				$44,837		$1,314

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Loss from:
Futures contracts	—	—	$(1,226,249)	—	—	—	$(1,226,249)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,073,015

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

52	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Schedule of Investments (concluded)	Master Large Cap Value Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$828,751,321	—	—	$828,751,321
Investment Companies	5,324,226	—	—	5,324,226
Short-Term Securities	3,370,366	—	—	3,370,366

Total	$837,445,913	—	—	$837,445,913

[1]	See above Schedule of Investments for values in each industry.

The Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank overdraft of $2,940 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	53

Statements of Assets and Liabilities	Master Large Cap Series LLC

March 31, 2016 (Unaudited)	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Assets
Investments at value — unaffiliated[1]	$2,150,886,725	$1,124,220,124	$834,075,547
Investments at value — affiliated[2]	60,399,930	37,213,592	3,370,366
Cash pledged for futures contracts	—	893,000	—
Receivables:
Investments sold	9,597,152	13,214,411	20,844,623
Securities lending income — affiliated	—	—	9,887
Contributions from investors	1,712,583	852,875	1,193,626
Dividends — affiliated	25,950	15,819	2,518
Dividends — unaffiliated	2,572,942	1,412,449	1,069,554
Variation margin on futures contracts	—	31	—
Prepaid expenses	6,887	3,580	2,663

Total assets	2,225,202,169	1,177,825,881	860,568,784

Liabilities
Bank overdraft	—	—	2,940
Payables:
Investments purchased	—	12,737,355	18,310,483
Directors’ fees	15,726	8,822	7,035
Investment advisory fees	868,843	478,160	351,019
Other accrued expenses	94,510	65,289	62,032
Other affiliates	6,429	2,956	2,665
Variation margin on futures contracts	—	34,780	—
Withdrawals to investors	30,384,773	1,326,904	1,870,704

Total liabilities	31,370,281	14,654,266	20,606,878

Net Assets	$2,193,831,888	$1,163,171,615	$839,961,906

Net Assets Consist of
Investors’ capital	$1,734,889,689	$869,590,220	$678,112,363
Net unrealized appreciation (depreciation)	458,942,199	293,581,395	161,849,543

Net Assets	$2,193,831,888	$1,163,171,615	$839,961,906

[1] Investments at cost — unaffiliated	$1,691,944,526	$831,315,497	$672,226,004
[2] Investments at cost — affiliated	$60,399,930	$37,213,592	$3,370,366

See Notes to Financial Statements.

54	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Statements of Operations	Master Large Cap Series LLC

Six Months Ended March 31, 2016 (Unaudited)	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Investment Income
Dividends — affiliated	$72,532	$45,437	$28,449
Dividends — unaffiliated	18,289,675	8,038,797	8,559,071
Securities lending — affiliated — net	7,211	137,347	16,388
Foreign taxes withheld	(123,872)	(29,106)	(63,959)

Total income	18,245,546	8,192,475	8,539,949

Expenses
Investment advisory	5,199,456	2,859,836	2,138,467
Accounting services	196,851	117,779	94,533
Directors	32,094	18,007	14,508
Professional	31,779	28,971	28,485
Custodian	31,511	18,503	13,688
Printing	1,286	1,028	788
Miscellaneous	16,231	10,592	9,137

Total expenses	5,509,208	3,054,716	2,299,606
Less fees waived by the Manager	(17,182)	(11,515)	(9,872)

Total expenses after fees waived	5,492,026	3,043,201	2,289,734

Net investment income	12,753,520	5,149,274	6,250,215

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated investment companies	500	712	1,314
Futures contracts	4,978,545	521,006	(1,226,249)
Investments	19,959,836	36,459,132	11,943,494

	24,938,881	36,980,850	10,718,559

Net change in unrealized appreciation (depreciation) on:
Futures contracts	—	676,768	—
Investments	78,434,312	48,983,030	15,718,532

	78,434,312	49,659,798	15,718,532

Total realized and unrealized gain	103,373,193	86,640,648	26,437,091

Net Increase in Net Assets Resulting from Operations	$116,126,713	$91,789,922	$32,687,306

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	55

Statements of Changes in Net Assets	Master Large Cap Series LLC

	Master Large Cap Core Portfolio		Master Large Cap Growth Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$12,753,520	$25,910,700	$5,149,274	$10,399,038
Net realized gain	24,938,881	143,142,291	36,980,850	61,300,472
Net change in unrealized appreciation (depreciation)	78,434,312	(174,949,314)	49,659,798	(45,409,726)

Net increase (decrease) in net assets resulting from operations	116,126,713	(5,896,323)	91,789,922	26,289,784

Capital Transactions
Proceeds from contributions	143,822,542	241,299,172	101,466,013	261,731,405
Value of withdrawals	(219,448,528)	(417,574,858)	(129,308,611)	(345,492,080)

Net decrease in net assets derived from capital transactions	(75,625,986)	(176,275,686)	(27,842,598)	(83,760,675)

Net Assets
Total increase (decrease) in net assets	40,500,727	(182,172,009)	63,947,324	(57,470,891)
Beginning of period	2,153,331,161	2,335,503,170	1,099,224,291	1,156,695,182

End of period	$2,193,831,888	$2,153,331,161	$1,163,171,615	$1,099,224,291

	Master Large Cap Value Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$6,250,215	$12,527,519
Net realized gain	10,718,559	72,604,118
Net change in unrealized appreciation (depreciation)	15,718,532	(94,139,946)

Net increase (decrease) in net assets resulting from operations	32,687,306	(9,008,309)

Capital Transactions
Proceeds from contributions	109,123,789	131,159,081
Value of withdrawals	(138,914,557)	(251,436,817)

Net decrease in net assets derived from capital transactions	(29,790,768)	(120,277,736)

Net Assets
Total increase (decrease) in net assets	2,896,538	(129,286,045)
Beginning of period	837,065,368	966,351,413

End of period	$839,961,906	$837,065,368

See Notes to Financial Statements.

56	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Financial Highlights	Master Large Cap Series LLC

	Master Large Cap Core Portfolio
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Total Return
Total return	5.22%[1]	(0.89)%	19.44%	20.39%	29.97%	(1.61)%

Ratios to Average Net Assets
Total expenses	0.50%[2]	0.50%	0.50%	0.50%	0.50%	0.49%

Total expenses after fees waived	0.50%[2]	0.50%	0.50%	0.50%	0.50%	0.49%

Net investment income	1.16%[2]	1.09%	1.08%	1.29%	1.67%	1.13%

Supplemental Data
Net assets, end of period (000)	$2,193,832	$2,153,331	$2,335,503	$2,308,896	$2,318,851	$2,306,714

Portfolio turnover rate	19%	41%	40%	50%	128%	129%

	Master Large Cap Growth Portfolio
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Total Return
Total return	8.53%[1]	1.70%	21.59%	15.76%	31.61%	0.72%

Ratios to Average Net Assets
Total expenses	0.53%[2]	0.53%	0.53%	0.54%	0.55%	0.54%

Total expenses after fees waived	0.53%[2]	0.53%	0.53%	0.54%	0.55%	0.54%

Net investment income	0.90%[2]	0.85%	0.90%	1.25%	1.61%	0.93%

Supplemental Data
Net assets, end of period (000)	$1,163,172	$1,099,224	$1,156,695	$1,005,008	$913,632	$995,279

Portfolio turnover rate	17%	41%	49%	54%	132%	169%

	Master Large Cap Value Portfolio
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Total Return
Total return	4.33%[1]	(1.63)%	18.35%	22.80%	25.26%	(4.34)%

Ratios to Average Net Assets
Total expenses	0.54%[2]	0.54%	0.54%	0.54%	0.54%	0.54%

Total expenses after fees waived	0.54%[2]	0.54%	0.54%	0.54%	0.54%	0.54%

Net investment income	1.46%[2]	1.33%	1.37%	1.58%	1.71%	1.28%

Supplemental Data
Net assets, end of period (000)	$839,962	$837,065	$966,351	$955,547	$1,063,824	$1,331,102

Portfolio turnover rate	22%	30%	32%	40%	147%	156%

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	57

Notes to Financial Statements (Unaudited)	Master Large Cap Series LLC

1. Organization:

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) are each a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. Each Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board and the members are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolios, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of their future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Indemnifications: In the normal course of business, a Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Each Portfolio has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolios for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

58	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	Master Large Cap Series LLC

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Portfolios value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Portfolio’s own assumptions used in determining the fair value of instruments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Portfolio’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: Each Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, each Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	59

Notes to Financial Statements (continued)	Master Large Cap Series LLC

The market value of securities on loan, all of which were classified as common stocks in the Portfolios’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Portfolios under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Portfolios invest in long and/or short positions in futures contracts and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio.

60	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	Master Large Cap Series LLC

For such services, each Portfolio pays the Manager a monthly fee based on a percentage of each Portfolio’s average daily net assets at the following annual rates:

Master Large Cap Core Portfolio

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $1 Billion	0.50%
In excess of $1 Billion, but not exceeding $5 Billion	0.45%
In excess of $5 Billion	0.40%

Master Large Cap Growth Portfolio

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $5 Billion	0.50%
In excess of $5 Billion	0.45%

Master Large Cap Value Portfolio

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $3 Billion	0.50%
In excess of $3 Billion	0.45%

Expense Limitations, Waivers and Reimbursements

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Portfolio’s investment in other affiliated investment companies, if any.

For the six months ended March 31, 2016, the Portfolios reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Master Large Cap Core Portfolio	$12,241
Master Large Cap Growth Portfolio	$ 6,377
Master Large Cap Value Portfolio	$ 4,794

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolios, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolios are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolios.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	61

Notes to Financial Statements (continued)	Master Large Cap Series LLC

The share of securities lending income earned by each Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2016, each Portfolio paid BIM the following amounts for securities lending agent services:

Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
$1,781	$28,633	$4,078

Officers and Directors

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

7. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Purchases	$419,588,493	$188,887,903	$182,408,755
Sales	$487,283,065	$236,660,972	$190,172,096

8. Income Tax Information:

The Portfolios are classified as a partnership for federal income tax purposes. As such, each investor in the Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolios. Therefore, no federal income tax provision is required. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolios as of March 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolios’ financial statements.

As of March 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Tax cost	$1,756,374,524	$871,093,276	$688,138,308
Gross unrealized appreciation	$495,737,843	$307,149,776	$166,233,611
Gross unrealized depreciation	(40,825,712)	(16,809,336)	(16,926,006)
Net unrealized appreciation	$454,912,131	$290,340,440	$149,307,605

9. Bank Borrowings:

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolios, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Portfolios did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Portfolios invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers of securities owned by the

62	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Notes to Financial Statements (concluded)	Master Large Cap Series LLC

Portfolios. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolios.

Concentration Risk: As of period end, Master Large Cap Core Portfolio and Master Large Cap Growth Portfolio invested a significant portion of their assets in securities in the information technology sector and Master Large Cap Value Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolios and could affect the value, income and/or liquidity of positions in such securities.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	63

Officers and Directors

Rodney D. Johnson, Chair of the Board and Director

David O. Beim, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Dr. Matina S. Horner, Director

Cynthia A. Montgomery, Director

Barbara G. Novick, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Directors of the Corporation/Master LLC.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Director of the Corporation/Master LLC.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Directors of the Corporation/Master LLC.

Investment Advisor	Custodian	Distributor	Address of the Corporation/
BlackRock Advisors, LLC	Brown Brothers Harriman & Co.	BlackRock Investments, LLC	Master LLC
Wilmington, DE 19809	Boston, MA 02109	New York, NY 10022	100 Bellevue Parkway
Wilmington, DE 19809

Legal Counsel	Independent Registered Public	Accounting Agent and
Sidley Austin LLP	Accounting Firm	Transfer Agent
New York, NY 10019	Deloitte & Touche LLP	BNY Mellon Investment
	Philadelphia, PA 19103	Servicing (US) Inc.
Wilmington, DE 19809

64	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

Additional Information

Proxy Results

A Special Meeting of Shareholders of BlackRock Large Cap Series Funds, Inc. was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Directors of the Funds.

		Votes For	Votes Withheld
Approved the Directors* as follows:	David O. Beim	182,295,055	4,705,082
	Susan J. Carter	182,374,899	4,625,239
	Collette Chilton	182,289,972	4,710,165
	Neil A. Cotty	182,342,617	4,657,520
	Matina S. Horner	182,145,461	4,854,677
	Rodney D. Johnson	182,472,005	4,528,132
	Cynthia A. Montgomery	182,341,806	4,658,331
	Joseph P. Platt	182,358,309	4,641,828
	Robert C. Robb, Jr.	182,042,647	4,957,490
	Mark Stalnecker	182,548,344	4,451,793
	Kenneth L. Urish	182,561,485	4,438,652
	Claire A. Walton	182,541,376	4,458,761
	Frederick W. Winter	182,469,013	4,531,124
	Barbara G. Novick	182,356,291	4,643,846
	John M. Perlowski	182,441,208	4,558,930

*	Denotes Fund-wide proposal and voting results.

A Special Meeting of Investors of Master Large Cap Series LLC (the “Master LLC”) was held on February 8, 2016 for investors of record on December 11, 2015, to elect a Board of Directors of the Master LLC.

		Votes For	Votes Withheld
Approved the Directors* as follows:	David O. Beim	4,070,657,983	125,140,954
	Susan J. Carter	4,082,313,915	113,485,022
	Collette Chilton	4,081,559,846	114,239,091
	Neil A. Cotty	4,070,640,271	125,158,666
	Matina S. Horner	4,075,403,342	120,395,595
	Rodney D. Johnson	4,070,537,985	125,260,952
	Cynthia A. Montgomery	4,079,360,848	116,438,089
	Joseph P. Platt	4,069,525,328	126,273,609
	Robert C. Robb, Jr.	4,063,157,338	132,641,599
	Mark Stalnecker	4,076,340,203	119,458,734
	Kenneth L. Urish	4,078,308,156	117,490,781
	Claire A. Walton	4,076,521,223	119,277,714
	Frederick W. Winter	4,073,787,184	122,011,753
	Barbara G. Novick	4,081,307,576	114,491,361
	John M. Perlowski	4,067,662,775	128,136,162

*	Denotes Master LLC-wide proposal and voting results.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016	65

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Portfolios voted proxies relating to securities held in the Portfolios’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-3/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –  Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: June 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: June 2, 2016

3